EXHIBIT 10.5

AMENDED AND RESTATED CREDIT AGREEMENT

between

PRO-DEX, INC.

and

MINNESOTA BANK & TRUST

dated as of

November 6, 2020

AMENDED AND RESTATED CREDIT AGREEMENT

This Amended and Restated Credit Agreement (this “Agreement”), dated as of November 6, 2020, is entered into between Pro-Dex, Inc., a Colorado corporation (together with its successors and assigns, the “Borrower”), and Minnesota Bank & Trust, a Minnesota state banking corporation (together with its successors and assigns, the “Lender”).

RECITALS

A.

Borrower and Lender are parties to that certain Credit Agreement dated September 6, 2018 (as amended to date, the “Existing Credit Agreement”), pursuant to which the Lender provided Borrower with a revolving line of credit of up to $2,000,000 (the “Existing Line of Credit”), evidenced by that certain Revolving Credit Note dated September 6, 2018 (the “Existing Revolving Credit Note”), and a term loan in the original principal amount of $5,000,000 (“Existing Term Loan A”) evidenced by that certain Term Note dated September 6, 2018 (“Existing Term Note A”).

B.

Borrower has requested that Lender amend certain provisions of the Existing Credit Agreement.

C.

As a condition to such amendment, the Lender has required that the Borrower restructure the credit facilities under the Existing Credit Agreement pursuant to this Agreement.

D.

The Borrower has determined that the execution, delivery and performance of this Agreement are in its best business and pecuniary interest.

NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree amend and restate the Existing Credit Agreement in its entirety as follows:

ARTICLE I

DEFINITIONS AND INTERPRETATION

Section 1.01 Definitions. As used in this Agreement, the following terms shall have the meanings set forth below:

“Adjusted Net Income”: for any period, the Net Income for such period calculated for the Borrower and its Subsidiaries on a consolidated basis, but excluding therefrom: (a) non-operating gains and losses (including extra-ordinary or unusual gains and losses, gains and losses from discontinuance of operations, gains and losses arising from the sale of assets other than Inventory and other non-recurring gains and losses) during such period; and (b) any income attributable to the Borrower’s or any of its Subsidiaries’ Investment in any non-wholly owned Subsidiary which is not distributed in cash during such period.

“Affiliate” as to any Person, means any other Person that, directly or indirectly through one or more intermediaries, is in control of, is controlled by, or is under common control with, such Person. For purposes of this definition, “control” of a Person means the power, directly or indirectly, either to (a) vote 10% or more of the securities having ordinary voting power for the election of directors (or persons performing similar functions) of such Person, or (b) direct or cause the direction of the management and policies of such Person, whether by contract or otherwise. For the purpose of this Agreement, Air T Inc. is not considered an affiliate.

“Anti-terrorism Law” means any Requirement of Law related to money laundering or financing terrorism including the PATRIOT Act, The Currency and Foreign Transactions Reporting Act (31 U.S.C. §§ 5311-5330 and 12 U.S.C. §§ 1818(s), 1820(b) and 1951-1959) (also known as the “Bank Secrecy Act”), the Trading With the Enemy Act (50 U.S.C. § 1 et seq.) and Executive Order 13224 (effective September 24, 2001).

“Asset Sale” means any Disposition of Property or series of related Dispositions of Property (excluding any such Disposition permitted by Section 7.05 that yields gross proceeds to any Loan Party (valued at the principal amount thereof in the case of non-cash proceeds consisting of notes or other debt securities and valued at fair market value in the case of other non-cash proceeds) in excess of $500,000.00.

“Banking Services” means each and any of the following bank services provided to Borrower by Lender or any of its Affiliates: (a) commercial credit cards, (b) stored value cards, and (c) treasury management services (including, without limitation, controlled disbursement, automated clearinghouse transactions, return items, overdrafts and interstate depository network services).

“Banking Services Liabilities” means any and all obligations of the Borrower, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor) in connection with Banking Services.

“Bankruptcy Code” means Title 11 of the United States Code, as amended from time to time, or any similar federal or state law for the relief of debtors.

“Blocked Person” means any Person that (a) is publicly identified on the most current list of “Specially Designated Nationals and Blocked Persons” published by the Office of Foreign Assets Control of the US Department of the Treasury (“OFAC”) or resides, is organized or chartered, or has a place of business in a country or territory subject to OFAC sanctions or embargo programs, or (b) is publicly identified as prohibited from doing business with the United States under the International Emergency Economic Powers Act, the Trading With the Enemy Act, or any other Requirement of Law.

“Board” means the Board of Governors of the Federal Reserve System of the United States (or any successor thereto).

“Borrower” has the meaning set forth in the preamble.

“Borrowing Base” means, at any date of determination, the sum of: (a) 75% of Eligible Accounts; plus (b) 50% of Eligible Inventory; plus (c) 85% of the market value of Eligible Investment Securities; provided, however, that the Lender reserves the right, in its sole discretion, to adjust such borrowing base percentages and components based on its periodic evaluation of the Collateral. The amount of the Borrowing Base shall be determined periodically from the most recent Borrowing Base Certificate and supporting reports delivered to the Lender.

“Borrowing Date” means any Business Day specified by the Borrower in a Borrowing Notice as a date on which the Borrower requests the Lender to make a Loan hereunder.

“Borrowing Notice” means any request for a borrowing of Loans hereunder by Borrower, which may be submitted in writing or in electronic form.

“Business Day” means, a day other than a Saturday, Sunday or other day on which commercial banks in Minneapolis, Minnesota are authorized or required by law to close.

“Capital Expenditures” with respect to any Person, means the aggregate of all expenditures by such Person for the acquisition or leasing (pursuant to a capital lease) of fixed or capital assets, software or additions to Equipment (including replacements, capitalized repairs and improvements) which are required to be capitalized under GAAP on the balance sheet of such Person.

“Capital Lease Obligations” with respect to any Person, means the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases under GAAP on the balance sheet of such Person and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP.

“Cash Equivalents” as to any Person, means (a) securities issued or directly and fully guaranteed or insured by the United States or any agency or instrumentality thereof (provided that the full faith and credit of the United States is pledged in support thereof) having maturities of not more than one year from the date of acquisition by such Person,

(b) time deposits and certificates of deposit of any commercial bank having, or which is the principal banking subsidiary of a bank holding company organized under the laws of the United States or any State thereof, having maturities of not more than one year from the date of acquisition by such Person, (c) repurchase obligations with a term of not more than 90 days for underlying securities of the types described in clause (a) above entered into with any bank meeting the qualifications specified in clause (b) above, (d) commercial paper issued by any issuer rated at least A-1 by Standard & Poor’s Ratings Services, or at least P-1 by Moody’s Investors Service, Inc. (or carrying an equivalent rating by a nationally recognized rating agency if both of the two named rating agencies cease publishing ratings of commercial paper issuers generally), and in each case maturing not more than one year after the date of acquisition by such Person or (e) investments in money market funds substantially all of whose assets are comprised of securities of the types described in clauses (a) through (d) above.

“Change in Law” means the occurrence after the date of this Agreement of (a) the adoption or effectiveness of any law, rule, regulation, judicial ruling, judgment or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application by any Governmental Authority of any law, rule, regulation or treaty, or (c) the making or issuance by any Governmental Authority of any request, rule, guideline or directive, whether or not having the force of law; provided that, notwithstanding anything herein to the contrary (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, as amended and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives concerning capital adequacy promulgated by the Lender for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities shall, in each case, be deemed to be a “Change in Law,” regardless of the date enacted, adopted or issued.

“Change of Control” means (a) any Person or group of persons within the meaning of §13(d)(3) of the Securities Exchange Act of 1934 (other than one or more Continuing Directors or Affiliates of Continuing Directors) becomes the beneficial owner, directly or indirectly, of 50% or more of the outstanding Equity Interests of the Borrower, or (b) individuals who constitute the Continuing Directors cease for any reason to constitute at least a majority of the board of directors of the Borrower.

“Closing Date” means the date on which the conditions precedent set forth in Section 4.01 are satisfied or waived.

“Code” means the Internal Revenue Code of 1986, as amended.

“Collateral” has the meaning for such term set forth in the Security Agreement.

“Commitment(s)” means individually or collectively, as the case may be, the Revolving Credit Commitment, the Term Loan A Commitment and the Term Loan B Commitment.

“Continuing Directors” means the directors of the Borrower on the Closing Date, and each other director, if in each case, such other director’s nomination for election to the board of directors of the Borrower is recommended by at least a majority of the Continuing Directors.

“Contractual Obligation” of any Person, means any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound, other than the Obligations.

“Control Agreement” That certain Pledge Eligibility & Notice to Securities Intermediary & Control Agreement dated as of September 6, 2018, executed by the Borrower, the Lender and the Securities Intermediary providing Lender with control over the Pledged Account, as originally executed and as it may be amended, modified, supplemented, restated or replaced from time to time.

“Current Liabilities” means, at any date of determination, the aggregate amount of all liabilities of the Borrower and its Subsidiaries, on a consolidated basis, that are classified as current liabilities in accordance with GAAP.

“Debt” of any Person at any date, without duplication, means (a) all indebtedness of such Person for borrowed money; (b) all obligations of such Person for the deferred purchase price of property or services (other than (i) trade payables and accrued expenses incurred in the ordinary course of business and not past due for more than 61 days after the date on which each such trade payable or account payable was created and (ii) any earn- out, purchase price adjustment or similar obligation until such obligation appears in the liabilities section of the balance sheet of such Person; (c) all obligations of such Person evidenced by notes, bonds, debentures or other similar instruments; (d) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property); (e) all obligations of such Person to purchase, redeem, retire, defease or otherwise make any payment in respect of any Equity Interests in such Person or any other Person or any warrants, rights or options to acquire such Equity Interests, valued, in the case of redeemable preferred interests, at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends; (f) all obligations of such Person, contingent or otherwise, as an account party or applicant under acceptance, letter of credit or similar facilities in respect of obligations of the kind referred to in subsections (a) through (e) of this definition; (g) all Guaranty Obligations of such Person in respect of obligations of the kind referred to in subsections (a) through (f) above; and (h) all obligations of the kind referred to in subsections (a) through (g) above secured by (or which the holder of such obligation has an existing right, contingent or otherwise, to be secured by) any Lien on property (including accounts and contract rights) owned by such Person, whether or not such Person has assumed or become liable for the payment of such obligation.

“Debtor Relief Law” means the Bankruptcy Code and all other liquidation, bankruptcy, assignment for the benefit of creditors, conservatorship, moratorium, receivership, insolvency, rearrangement, reorganization or similar debtor relief laws of the US or other applicable jurisdictions in effect from time to time.

“Debt Service Coverage Ratio” means, at any Measurement Date, the ratio, calculated on a consolidated basis for the Borrower and the other Loan Parties for the Measurement Period ending on such Measurement Date, of: (a) the sum of (i) EBITDA, minus (ii) dividends and other distributions paid in cash to shareholders of the Borrower; divided by (b) the aggregate amount of scheduled annual principal payments and interest expense on the Loans and other Debt for borrowed money.

“Default” means any of the events specified in Section 8.01 which constitutes an Event of Default or which, upon the giving of notice, the lapse of time, or both pursuant to Section 8.01 would, unless cured or waived, become an Event of Default.

“Default Rate” has the meaning given such term in the Revolving Credit Note. “Disposition” or  “Dispose”  means  the  sale,  transfer,  license,  lease  or  other disposition (whether in one transaction or in a series of transactions, and including any sale and leaseback transaction) of any property (including, without limitation, any Equity Interests) by any Person (or the granting of any option or other right to do any of the foregoing), including any sale, assignment, transfer or other disposal, with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith.

“Dollars” means the lawful currency of the United States.

“Domestic Subsidiary” means a Subsidiary of the Borrower incorporated or organized under the laws of the United States of America, any state thereof or the District of Columbia.

“EBITDA” means, for any Measurement Period, the sum, calculated on a consolidated basis in accordance with GAAP for the Borrower and its Subsidiaries, of: (a) net income for such Measurement Period determined in accordance with GAAP (but excluding therefrom all non-operating income (including, without limitation, extra- ordinary, non-recurring or unusual gains) and all non-operating losses (including, without limitation, extra-ordinary, non-recurring or unusual losses)); plus (b) the sum of the following amounts deducted in arriving at net income (but without duplication for any item): (i) interest expense; (ii) depreciation, amortization and other non-cash charges; and

(iii)

federal, state, and local income taxes.

“Eligible Accounts” means, at any date of determination, the United States dollar value (net of deposits, finance charges and/or service charges) of only such accounts of the Borrower arising from the rendering of services in the ordinary course of business in which the Lender holds a first priority security interest and as to which the Lender, in its reasonable business judgment, shall from time to time determine to be collectible in a timely manner in the ordinary course of business without dispute or set-off. Without limiting the Lender’s right, in its reasonable business judgment, to consider any account not to be an Eligible Account, and by way of example only of types of accounts that the Lender will consider not to be Eligible Accounts, the Lender, notwithstanding any earlier classification of eligibility, may consider any account not to be an Eligible Account if:

(a)

any warranty is breached as to the account or the account debtor disputes liability or makes any claim with respect to the account;

(b)

the account is not paid by the account debtor within 120 days after the date of the original invoice relating thereto; or (ii) the account is owed by any account debtor who has not paid 10% or more of such account debtor’s accounts within the relevant time period specified in subsection (b)(i) above;

(c)

a petition in bankruptcy or other application for relief under any insolvency law is filed with respect to the account debtor owing the account, or the account debtor owing the account assigns for the benefit of creditors, becomes insolvent, fails, suspends, or goes out of business, or the Lender, in its reasonable business judgment, shall become dissatisfied with the creditworthiness of an account debtor owing an account;

(d)

the account arises from a sale to an account debtor that is outside the United States unless the sale is on letter of credit, acceptance or other terms acceptable to the Lender;

(e)

the account debtor is an Affiliate, supplier or creditor of a Loan Party;

(f)

the account debtor with respect thereto is the United States of America or any department, agency or instrumentality thereof (a “Federal Governmental Authority”), or any state, county or local governmental authority, or any department, agency or instrumentality thereof, unless the Borrower has assigned its right to payment of such account to the Lender pursuant to the Assignment of Claims Act of 1940 as amended in the case of the a Federal Governmental Authority, or pursuant to applicable state law, if any, in all other instances, and such assignment has been accepted and acknowledged by the appropriate government officers;

(g)

if the Lender, in its reasonable business judgment, has established a credit limit for the account debtor with respect thereto, the aggregate dollar amount of accounts due from such account debtor, including such account, exceeds such credit limit;

(h)

such Account is evidenced by chattel paper or instruments unless the original of such chattel paper or instruments is delivered to the Lender;

(i)

such  account  arises  from  a  transaction  for  which  surety  or performance bonds are posted; or

(j)

any account for a customer deposit.

The amount of Eligible Accounts shall be computed from the Borrowing Base Certificate and other information required to be delivered by the Borrower to the Lender pursuant to Section 6.02.

“Eligible Assignee” has the meaning set forth in Section 9.04.

“Eligible Inventory” shall mean the book United States dollar value of the Borrower’s raw materials and finished goods inventory, in which only the Lender holds a first priority security interest and as to which the Lender, in its reasonable business judgment, shall elect from time to time to constitute Eligible Inventory. Without limiting the Lender’s right, in its reasonable business judgment, to consider any inventory not to be Eligible Inventory, and by way of example only of types of inventory that the Lender will consider not to be Eligible Inventory, the Lender, notwithstanding any earlier classification of eligibility, may consider any inventory not to be Eligible Inventory if: (a) such inventory is discontinued inventory; (b) such inventory (i) is not either located on premises owned, leased or rented by Borrower or (ii) stored with a bailee or warehouseman, unless a fully- executed landlord waiver has been delivered to the Lender in form reasonably satisfactory to the Lender, (c) such inventory is consigned to a Loan Party, or (d) such inventory is consigned by a Loan Party, unless such Loan Party has complied with all of the Consigned Inventory Eligibility Requirements. The value of Eligible Inventory shall be the lower of the cost or net realizable value of the Eligible Inventory computed in accordance with GAAP.

“Eligible Investment Securities” means the following categories of Pledged Securities held in the Pledged Account: Commercial Paper, Government Securities, Municipal Bonds, Listed Corporate Bonds and/or any other securities regularly traded on the NASDAQ, the New York Stock Exchange or the over-the-counter market which the Lender, in its sole discretion, determines to be of sufficient quality to accept as Collateral and in which only the Lender has a Lien.

“Environmental Action” means any action, suit, demand, demand letter, claim, notice of violation or non-compliance, notice of liability or potential liability, investigation, proceeding, consent order or consent agreement relating in any way to any Environmental Law, any permit issued under any Environmental Law, or any Hazardous Material, or arising from alleged injury or threat to health, safety or the environment including (a) by any Governmental Authority for enforcement, clean-up, removal, response, remedial or other actions or damages and (b) any Governmental Authority or third party for damages, contribution, indemnification, cost recovery, compensation or injunctive relief.

“Environmental Law” means any and all Federal, state, foreign, local or municipal laws, rules, orders, regulations, statutes, ordinances, codes, decrees, requirements of any Governmental Authority or other Requirements of Law (including common law) as now or may at any time hereafter be in effect, and any binding judicial or administrative interpretation thereof, including any binding judicial or administrative order, consent decree or judgment, regulating, relating to or imposing liability or standards of conduct concerning protection of the environment or, to the extent relating to exposure to substances that are harmful or detrimental to the environment, or human health or safety.

“Equipment” has the meaning for such term set forth in the Security Agreement.

“Equity Interests” means any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership (or profit) interests in a Person (other than a corporation), securities convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in) such Person, and any and all warrants, rights or options to purchase any of the foregoing, whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are authorized or otherwise existing on any date of determination.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time.

“ERISA Affiliate” means an entity, whether or not incorporated, that is under common control with the Borrower within the meaning of §4001 of ERISA or is part of a group that includes the Borrower and that is treated as a single employer under §414 of the Code.

“Eurodollar Rate Loan” means a Loan that accrues interest at the LIBOR Rate, as specified in the Note evidencing such Loan.

“Excess Capital” means, as of any date of determination, calculated on a consolidated basis for the Borrower and the other Loan Parties, the aggregate amount by which the Loan Parties’ actual Tangible Assets exceeds the amount of Tangible Assets necessary to show proforma compliance with all financial covenants calculated as of such date, where the analysis supporting such proforma analysis is performed based on the consolidated balance sheet for the Borrower and the other Loan Parties then most-recently delivered to the Lender pursuant to Section 6.01(a) or (b).

“Excess Capital Certificate” means, a certificate in form and substance acceptable to the Lender and executed by a Responsible Officer of the Borrower, providing a detailed calculation of Excess Capital as of the date of a proposed Other Investment pursuant to Section 7.04(f) or of a Restricted Payment pursuant to Section 7.07.

“Excluded Foreign Subsidiary” means any Subsidiary that is not organized and existing under the laws of the United States or any state or commonwealth thereof or under the laws of the District of Columbia, and in respect of which either (a) the pledge of all the Equity Interests of such Subsidiary as Collateral or (b) a guarantee by such Subsidiary of the Obligations, would, in the good faith judgment of the Borrower, result in the adverse tax consequences to the Borrower.

“Existing Credit Agreement” has the meaning given in the Recitals.

“Existing Line of Credit” has the meaning given in the Recitals.

“Existing Revolving Credit Note” has the meaning given in the Recitals.

“Existing Term Loan A” has the meaning given in the Recitals.

“Existing Term Note A” has the meaning given in the Recitals.

“Event of Default” has the meaning set forth in Section 8.01.

“Excluded Taxes” means any of the following Taxes, imposed on or with respect to the Lender (a) Taxes imposed on or measured by net income (however denominated), and franchise Taxes, (b) any branch profits Taxes imposed by the United States or any similar Tax imposed by any other jurisdiction.

“Fixed Charge Coverage Ratio” means, at any Measurement Date, the ratio, calculated on a consolidated basis for the Borrower and its Subsidiaries, of: (i) the excess of: (A) EBITDA for the Measurement Period ending at such date; plus (B) rent expense on Operating Leases deducted from the Net Income included in the Adjusted Net Income used in calculating such EBITDA; minus (C) the amount of federal, state and local income taxes deducted from the Net Income included in Adjusted Net Income used in calculating such EBITDA; minus (D) fifty percent (50%) of the amount of depreciation included in the Adjusted Net Income used in calculating such EBITDA; minus (E) dividends and other distributions paid to Borrower’s shareholders; to (ii) the Interest Expense that was paid in cash during such Measurement Period; plus (B) the principal payments scheduled to have been paid during such Measurement Period; plus (C) the rent expense on Operating Leases scheduled to have been paid during such Measurement Period.

“GAAP” means generally accepted accounting principles in the United States set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or such other principles as may be approved by a significant segment of the accounting profession in the United States, that are applicable to the circumstances as of the date of determination, consistently applied.

“Governmental Authority” means the government of any nation or any political subdivision thereof, whether at the national, state, territorial, provincial, municipal or any other level, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of, or pertaining to, government.

“Government Securities” means U.S. Treasury Securities and U.S. Government Agency Securities which are quoted daily in The Wall Street Journal.

“Guarantor(s)” means, individually or collectively, as the case may be, any Subsidiary of the Borrower that becomes a Loan Party by executing a Guaranty, or a joinder thereto, and their respective successors and assigns. On the Closing Date, there are no Guarantors.

“Guaranty(ies)” means, individually or collectively, as the case may be, each Guaranty now or hereafter executed by the Guarantors, in favor of the Lender, as the same may be amended, amended and restated, supplemented or otherwise modified from time to time to the extent permitted under the Loan Documents.

“Guaranty Obligation” as to any Person, means any (a) obligation, contingent or otherwise, of such Person guaranteeing or having the effect of guaranteeing any Debt or other obligation payable or performable by another Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of such Person, direct or indirect, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or other obligation, (ii) to purchase or lease property, securities or services for the purpose of assuring the obligee in respect of such Debt or other obligation of the payment or performance of such Debt or other obligation, (iii) to maintain working capital, equity capital, net worth or solvency or liquidity or any level of income or cash flow of the primary obligor so as to enable the primary obligor to pay such Debt or other obligation, or (iv) entered into for the purpose of assuring in any other manner the obligee in respect of such Debt or other obligation of the payment or performance thereof or to protect such obligee against loss in respect thereof (in whole or in part), or (b) Lien on any assets of such Person securing any Debt or other obligation of any other Person, whether or not such Debt or other obligation is assumed by such Person (or any right, contingent or otherwise, of any holder of such Debt to obtain any such Lien). The amount of any Guaranty Obligation shall be deemed to be an amount equal to the stated or determinable amount of the related primary obligation, or portion thereof, in respect of which such Guaranty Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the guaranteeing Person in good faith.

“Hazardous Materials” means (a) any gasoline, petroleum or petroleum products or by-products, radioactive materials, friable asbestos or asbestos-containing materials, urea-formaldehyde insulation, polychlorinated biphenyls and radon gas, and (b) any other chemicals, materials or substances designated, classified or regulated as hazardous or toxic or as a pollutant or contaminant under any Environmental Law.

“Heartland” means Heartland Financial USA, Inc., a Delaware corporation.

“Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by any Loan Party under any Loan Document, and (b) to the extent not otherwise described in (a), Other Taxes.

“Insolvency” with respect to any Multiemployer Plan, means such Plan is insolvent within the meaning of §4245 of ERISA.

“Intangible Assets” means, at any date of determination, the sum, calculated on a consolidated basis in accordance with GAAP for the Borrower and the other Loan Parties, of (i) goodwill, organizational expenses, research and development expenses, trademarks, trade names, copyrights, patents, patent applications, licenses and rights in any thereof, covenants not to compete, training costs and other similar intangibles; (ii) deferred charges or unamortized debt discount and expense other than deferred income taxes; (iii) Investments which are not readily marketable; (iv) any write-up in the book value of any assets resulting from a reevaluation thereof subsequent to the date of the Borrower’s consolidated annual financial statement described in Section 5.04(a); (v) accounts receivable, notes receivable or other receivables or amounts owed by officers, shareholders or Affiliates; and (vii) any asset acquired subsequent to the date of this Agreement which the Lender, in its reasonable business judgment, determines to be an intangible asset.

“Intellectual Property” means any and all intellectual property, including copyrights, copyright licenses, patents, patent licenses, trademarks, trademark licenses, technology, know-how and processes, all rights therein, and all rights to sue at law or in equity for any past, present, or future infringement, violation, misuse, misappropriation or other impairment thereof, whether arising under United States, multinational or foreign laws or otherwise, including the right to receive injunctive relief and all proceeds and damages therefrom.

“Investment(s)” has the meaning set forth in Section 7.04.

“Lender” has the meaning set forth in the preamble.

“Letter(s) of Credit”:  As provided in Section 2.11(a).

“Letter of Credit Application”: As provided in Section 2.11(c)

“Letter of Credit Commission”:  As provided in Section 2.11(e)(i).

“Letter of Credit Commitment” shall mean, at any date, the maximum amount of Letter of Credit Obligations which may from time to time be outstanding hereunder, being initially $500,000.00 and, as the context may require, the agreement of the Lender to issue the Letters of Credit for the account of the Borrower.

“Letter of Credit Commitment Termination Date”: The earlier of: (a) the Revolving Credit Termination Date; or (b) the date upon which the obligation of the Lender to issue Letters of Credit is terminated pursuant to Section 2.11(b).

“Letter of Credit Obligations”: At any date, the sum of: (a) the aggregate amount available to be drawn on the Letters of Credit on such date; plus (b) the aggregate amount owed by the Borrower to the Lender on such date as a result of draws on the Letters of Credit for which the Borrower has not reimbursed the Lender.

“Liabilities” means, at any Measurement Date, the aggregate amount of liabilities appearing on the Borrower’s consolidated balance sheet at such date prepared in accordance with GAAP.

“Lien” means any mortgage, pledge, hypothecation, assignment (as security), deposit arrangement, encumbrance, lien (statutory or other), charge or other security interest, or any preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever having substantially the same economic effect as any of the foregoing (including any conditional sale or other title retention agreement and any capital lease).

“Listed Corporate Bonds” means corporate bonds quoted on a recognized domestic U.S. bond exchange and rated better than BBB+/Baa1.

“Loan” means any Revolving Credit Loan or Term Loan, as the context may require, and “Loans” means any or all of the Revolving Credit Loans and the Term Loans, as the context may require.

“Loan Documents” means, collectively, this Agreement, the Control Agreement, the Security Agreement, the Revolving Credit Note, the Term Notes and all other agreements, documents, certificates and instruments executed and delivered to the Lender by any Loan Party in connection therewith.

“Loan Parties” means the Borrower and each Subsidiary of the Borrower that at any time hereafter becomes party to a Guaranty and the Security Agreement.

“Loan Year” means the 12-month period commencing on the date of this Agreement (or the anniversary date thereof in any subsequent year) and ending on the day preceding the immediately following anniversary date of this Agreement.

“Margin Stock” has the meaning specified in Regulation U of the Board as in effect from time to time.

“Material Adverse Effect” means a material adverse effect on (a) the business, assets, properties, liabilities (actual or contingent), operations, condition (financial or otherwise) or prospects of the Borrower, individually, or the Borrower and its Subsidiaries taken as a whole, (b) the validity or enforceability of any Loan Document, (c) the perfection or priority of any Lien purported to be created by any Loan Document, (d) the rights or remedies of the Lender under any Loan Document or (e) the ability of any Loan Party to perform any of its payment obligations under any Loan Document to which it is a party.

“Material Contracts” with respect to any Person, means each contract to which such Person is a party involving aggregate consideration payable by or to such Person equal to at least $1,000,000 annually or otherwise material to the business, condition (financial or otherwise), operations, performance, properties or prospects of such Person. As of the Closing Date, the Borrower is party to a single Material Contract (such Material Contract, as it may be amended, modified, replaced, restated or extended from time to time being referred to herein as the “Initial Material Contract”).

“Maturity Date”: The earlier of: (a) the date on which the Loans become due and payable under Section 8.02 upon the occurrence of an Event of Default; or (b) (i) the Revolving Credit Termination Date for the Revolving Credit Loans; or (ii) November 1, 2027 for Term Loan A; or (iii) November 1, 2027 for Term Loan B.

“Measurement Date” means the last day of each quarter of each fiscal year of the Borrower, commencing with the fiscal quarter ending September 30, 2020.

“Measurement Period” means the period of four (4) consecutive fiscal quarters ending on a Measurement Date.

“Multiemployer Plan” means a Plan which is a multiemployer plan as defined in

§ 4001(a)(3) of ERISA to which the Borrower or any ERISA Affiliate makes or is obligated to make contributions.

“Municipal Bonds” means bonds issued by municipalities of the United States and rated by Moody's as Baa or better.

“Net Cash Proceeds” means (a) in connection with any Asset Sale or any Recovery Event, the proceeds thereof in the form of cash and Cash Equivalents in an amount for any Asset Sale or Recovery Event in excess of $500,000 and in the aggregate for all Asset Sales and Recovery Events in any fiscal year in excess of $500,000 (including any such proceeds actually received from deferred payments of principal pursuant to a note, a receivable or otherwise), net of attorneys’ fees, accountants’ fees, investment banking fees, amounts required to be reserved for indemnification, adjustment of purchase price or similar obligations pursuant to the agreements governing such Asset Sale, amounts required to be applied to the repayment of Debt secured by a Lien expressly permitted hereunder on any asset that is the subject of such Asset Sale or Recovery Event (other than any Lien pursuant to a Loan Document) and other customary fees and expenses actually incurred in connection therewith and net of taxes paid or reasonably estimated to be payable as a result thereof (after taking into account any available tax credits or deductions and any tax sharing arrangements) and (b) in connection with any issuance or sale of Equity Interests or any incurrence of Debt, the cash proceeds received from such issuance or incurrence, net of attorneys’ fees, investment banking fees, accountants’ fees, underwriting discounts and commissions and other customary fees and expenses actually incurred in connection therewith.

“Note(s)” means, individually or collectively, as the case may be, the Revolving Credit Note, and the Term Notes.

“Obligations” means all Loans, Letter of Credit Obligations, advances, debts, liabilities, obligations, Banking Services Liabilities, covenants and duties, owing by any Loan Party to the Lender of any kind or nature, present or future, which arise under this Agreement, any other Loan Document or by operation of law, whether or not evidenced by any note, guaranty or other instrument, whether or not for the payment of money, whether arising by reason of an extension of credit, opening, guarantying or confirming of a letter of credit, guaranty, indemnification or in any other manner, whether joint, several, or joint and several, direct or indirect (including those acquired by assignment or purchases), absolute or contingent, due or to become due, and however acquired. The term includes, without limitation, all amounts owed by the Borrower to the Lender at such date as a result of draws on letters of credit paid by the Lender for which the Borrower has not reimbursed the Lender, all principal, interest, fees, charges, expenses, attorneys’ fees, and any other sum chargeable to any Loan Party under this Agreement or any other Loan Document.

“Other Investments”: As defined in Section 7.04.

“Other Taxes” means any and all present or future stamp, court, recording, filing, intangible, documentary or similar Taxes or any other excise or property Taxes, charges or similar levies arising from any payment made hereunder or under any other Loan Document or from the execution, delivery or enforcement or registration of, or performance under, or from the receipt or perfection of a security interest under or otherwise with respect to this Agreement or any other Loan Document (other than Excluded Taxes imposed with respect to an assignment).

“Participant” has the meaning set forth in Section 9.04(c).

“Participant Register” has the meaning set forth in Section 9.04(c).

“PATRIOT Act” has the meaning set forth in Section 9.14.

“PBGC” means the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA (or any successor thereto).

“PDEX” means PDEX Franklin LLC, a California corporation, that is a wholly- owned Subsidiary of the Borrower.

“PDEX Building” means the office warehouse building being purchased by PDEX with proceeds of the PDEX Loan and leased to the Borrower under terms of the PDEX Lease.

“PDEX Lease” means that certain Standard Industrial/Commercial Single Tenant Lease – Net dated November 6, 2020 by and between PDEX as lessor and the Borrower as lessee pursuant to which the Borrower is leasing the PDEX Building.

“PDEX Loan” means that certain term loan in the original principal amount of $5,207,472 made by the Lender to PDEX pursuant to the PDEX Loan Agreement,

“PDEX Loan Agreement” means that certain Loan Agreement dated on or about the date hereof by and between the Lender and PDEX, as the same may be amended, modified, supplemented restated or replaced from time to time.

“Person” means any individual, corporation, limited liability company, trust, joint venture, association, company, limited or general partnership, unincorporated organization, Governmental Authority or other entity.

“Plan” at any one time, means any “employee benefit plan” that is covered by ERISA and in respect of which the Borrower or an ERISA Affiliate is (or, if such plan were terminated at such time, would under §4062 or §4069 of ERISA be deemed to be) an “employer” as defined in §3(5) of ERISA.

“Pledged Account” means that certain Account No. T6A-009949 maintained by Borrower with Piper Jaffray & Co and pledged to the Lender as collateral for the Obligations pursuant to the Security Agreement.

“Pledged Securities” means the securities owned by the Borrower and held in the Pledged Account.

Section 6.02“Properties” has the meaning set forth in Section 5.09(a).

“Recovery Event” means any settlement of or payment to any Loan Party in respect of any property or casualty insurance claim or any condemnation proceeding relating to any asset of any Loan Party.

“Related Parties” with respect to any Person, means such Person’s Affiliates and the directors, officers, employees, partners, agents, trustees, administrators, managers, advisors and representatives of it and its Affiliates.

“Reorganization” with respect to any Multiemployer Plan, means that such plan is in reorganization within the meaning of §4241 of ERISA.

“Reportable Event” means any of the events set forth in §4043© of ERISA, other than those events as to which the thirty day notice period is waived.

“Requirement of Law” as to any Person, means the certificate or articles of incorporation and by-laws or other organizational or governing documents of such Person, and any law (including common law), statute, ordinance, treaty, rule, regulation, order, decree, judgment, writ, injunction, settlement agreement, requirement or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

“Responsible Officer” with respect to any Person, means the chief executive officer, president or chief financial officer of such Person, except that with respect to financial matters, the Responsible Officer shall be the chief financial officer or treasurer of such Person.

“Restricted Payments” has the meaning set forth in Section 7.07.

“Revolving Credit Commitment” means the obligation of the Lender to make Revolving Credit Loans in an aggregate principal amount not to exceed the lesser of (a)

$2,000,000, or (b) the Borrowing Base, as the same may be changed from time to time pursuant to the terms hereof.

“Revolving Credit Commitment Period” means the period from and including the Closing Date to the Revolving Credit Termination Date.

“Revolving Credit Loans” means any revolving credit loan made by the Lender under Section 2.03.

“Revolving Credit Note” means the promissory note of the Borrower described in Section 2.05(a), substantially in the form of Exhibit A, as such promissory note may be amended, modified or supplemented from time to time, and such term shall include any substitutions for, or renewals of, such promissory note.

“Revolving Credit Termination Date” means the earliest to occur of (a) November 5, 2021, (b) the date the Revolving Credit Commitment is reduced to zero pursuant to Section 2.04, and (c) the termination of the Revolving Credit Commitment pursuant to Section 8.02.

“SEC” means the Securities and Exchange Commission (or successors thereto or an analogous Governmental Authority).

“Securities Intermediary” means Piper Jaffray & Co., its successors and assigns.

“Security Agreement” means the Security Agreement made by the Borrower and the other Loan Parties in favor of the Lender, dated as of the Closing Date, as the same may be amended, amended and restated, supplemented or otherwise modified from time to time to the extent permitted under the Loan Documents.

“Senior Cash Flow Leverage Ratio” means, at any Measurement Date, the ratio of (a) the Senior Debt at such date; to (b) EBITDA for the Measurement Period ending on such Measurement Date.

“Senior Debt” means, at any date of determination, the sum, calculated on a consolidated basis for the Borrower and its Subsidiaries, of (a) the outstanding principal balance of indebtedness for borrowed money (including, without limitation the Loans and the PDEX Loan) other than Subordinated Debt, and (b) Capitalized Lease Obligations.

“Single Employer Plan” means any Plan that is covered by Title IV of ERISA, other than a Multiemployer Plan.

“Solvent” with respect to any Person as of any date of determination, means that on such date (a) the present fair salable value of the property and assets of such Person exceeds the debts and liabilities, including contingent liabilities, of such Person, (b) the present fair salable value of the property and assets of such Person is greater than the amount that will be required to pay the probable liability of such Person on its debts and other liabilities, including contingent liabilities, as such debts and other liabilities become absolute and matured, (c) such Person does not intend to incur, or believe (nor should it reasonably believe) that it will incur, debts and liabilities, including contingent liabilities, beyond its ability to pay such debts and liabilities as they become absolute and matured, and (d) such Person does not have unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted. The amount of contingent liabilities at any time shall be computed as the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

“Subordination Agreement” means each subordination agreement now or hereafter executed by a creditor of the Borrower in favor of the Lender.

“Subordinated Debt” means, all Debt of the Borrower which is contractually subordinated in right of payment to the Obligations pursuant to a Subordination Agreement on a form acceptable to the Lender in its reasonable discretion.

“Subsidiary” as to any Person, means any corporation, partnership, limited liability company, joint venture, trust or estate of or in which more than 50% of (a) the issued and outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether at the time capital stock of any other class of such corporation may have voting power upon the happening of a contingency), (b) the interest in the capital or profits of such partnership, limited liability company, or joint venture or (c) the beneficial interest in such trust or estate is at the time directly or indirectly owned or controlled through one or more intermediaries, or both, by such Person. Unless otherwise qualified, all references to a “Subsidiary” or to “Subsidiaries” in this Agreement shall refer to a Subsidiary or Subsidiaries of the Borrower.

“Tangible Assets” means, at any date of determination, the sum, calculated on a consolidated basis in accordance with GAAP for the Borrower and the other Loan Parties, of (a) Total Assets minus (b) Intangible Assets.

“Taxes” means any and all present or future income, stamp or other taxes, levies, imposts, duties, deductions, charges, fees or withholdings imposed, levied, withheld or assessed by any Governmental Authority, together with any interest, additions to tax or penalties imposed thereon and with respect thereto.

“Term Loan(s):” means Term Loan A, Term Loan B and each other term loan now or hereafter made by the Lender to the Borrower.

“Term Loan A”:  means the Loan described in Section 2.01(a).

“Term Loan A Commitment” means the obligation of the Lender to make Term Loan A disbursements to the Borrower in an aggregate principal amount not to exceed

$7,525,000.

“Term Loan A Commitment Period”: means the period commencing on the Closing Date and ending on May 30, 2021.

“Term Loan B Commitment” means the obligation of the Lender to make Term Loan B disbursements to the Borrower in an aggregate principal amount not to exceed

$1,000,000.

“Term Loan B”: means the Loan described in Section 2.01(b).

“Term Loan B Commitment Period”: means the period commencing on the Closing Date and ending on May 30, 2021.

“Term Note A”: means the promissory note executed by the Borrower to amend and restate the Existing Term Note A that is described in Section 2.05(b), substantially in the form of Exhibit B, as such promissory note may be amended, modified or supplemented from time to time, and such term shall include any substitutions for, or renewals of, such promissory note.

“Term Note B”: means the promissory note of the Borrower described in Section 2.05(c), substantially in the form of Exhibit C, as such promissory note may be amended, modified or supplemented from time to time, and such term shall include any substitutions for, or renewals of, such promissory note.

“Term Note(s)”: means the Term Note A, the Term Note B, and each other term note now or hereafter made by the Borrower payable to the order of the Lender.

“Total Usage”: At any date of determination, the sum of (a) the aggregate outstanding principal balance of the Revolving Credit Loans; plus (b) the Letter of Credit Obligations; plus (c) the outstanding principal balance of Term Loan A.

“Uniform Commercial Code” means the Uniform Commercial Code as in effect in the state of Minnesota from time to time.

Section 1.02 Interpretation With reference to this Agreement and each other Loan Document, unless otherwise specified herein or in such other Loan Document:

(a)

The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise (i) any definition of or reference to any agreement, instrument or other document shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein or in any other Loan Document), (ii) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (iii) the words “herein,” “hereof” and “hereunder,” and words of similar import when used in any Loan Document, shall be construed to refer to such Loan Document in its entirety and not to any particular provision thereof, (iv) all references in a Loan Document to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, the Loan Document in which such references appear, (v) any reference to any law shall include all statutory and regulatory provisions consolidating, amending replacing or interpreting such law and any reference to any law or regulation shall, unless otherwise specified, refer to such law or regulation as amended, modified or supplemented from time to time, and (vi) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

(b)

In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including;” the words “to” and “until” each mean “to but excluding;” and the word “through” means “to and including.”

(c)

Any reference herein or in any other Loan Document to the satisfaction, repayment, or payment in full of the Obligations shall mean the repayment in Dollars in full in cash or immediately available funds (and in the case of any other contingent Obligations, providing cash collateral or other collateral as may be requested by the Lender) of all of the Obligations other than unasserted contingent indemnification Obligations.

(d)

All accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial data required to be submitted pursuant to this Agreement shall be prepared in conformity with, GAAP as in effect from time to time, and applied on a consistent basis in a manner consistent with that used in preparing the Borrower’s audited financial statements, except as otherwise specifically prescribed herein.

ARTICLE II

The Commitments and Loans

Section 2.01

Term Loans.

(a)

Term Loan A. Effective on the Closing Date, the entire $3,770,331.00 outstanding principal balance of Existing Term Loan A under the Existing Credit Agreement shall be deemed to be the initial outstanding balance of Term Loan A hereunder. Subject to the terms and conditions of this Agreement, the Lender agrees to make additional Term Loan A disbursements (such disbursements, together with the outstanding principal balance of the Existing Term Loan A are referred to herein as the “Term Loan A”) to Borrower during the Term Loan A Commitment Period in an aggregate principal amount not to exceed the Term Loan A Commitment.

(b)

Term Loan B. Subject to the terms and conditions of this Agreement, the Lender agrees to make a loan (the “Term Loan B”) to Borrower during the Term Loan B Commitment Period in an aggregate principal amount not to exceed the Term Loan B Commitment.

Section 2.02

Revolving Credit Commitment.

(a)

Subject to the terms and conditions of this Agreement, the Lender agrees to make Revolving Credit Loans to the Borrower and to issue Letters of Credit for the account of the Borrower from time to time during the Revolving Credit Commitment Period in an aggregate principal amount at any one time outstanding not exceeding the lesser of (i) the amount of the Revolving Credit Commitment or (ii) the Borrowing Base. During the Revolving Credit Commitment Period the Borrower may use the Revolving Credit Commitment by borrowing, prepaying the Revolving Credit Loans in whole or in part, and re-borrowing, and requesting the issuance of Letters of Credit all in accordance with the terms and conditions hereof.  Effective on the Closing Date, the Borrower and the Bank

acknowledge and agree that the entire outstanding principal balance, if any, of the Existing Line of Credit shall be deemed to be outstanding Revolving Credit Loans hereunder.

(b)

The Borrower shall repay all outstanding Revolving Credit Loans on the Revolving Credit Termination Date.

Section 2.03

Procedures for Borrowing.  The Borrower shall either (a) submit a draw request to the Lender in writing or telephonically; or (b) use the Lender’s electronic banking systems to request each proposed borrowing in accordance with the requirements of such systems as may be in effect from time to time. Each such notice shall be effective upon receipt by the Lender, shall be irrevocable, and shall specify the date and amount of borrowing requested. At the request of the Lender, a telephonic request must be confirmed in writing by the Borrower within three (3) Business Days after such request. So long as (a) all conditions precedent set forth in Article IV with respect to such borrowing have been satisfied, (b) with a respect to a Term Loan A borrowing, the outstanding principal balance of Term Loan A, after giving effect to such borrowing does not exceed the Term Loan A Commitment, (c) with a respect to a Term Loan B borrowing, the outstanding principal balance of Term Loan B, after giving effect to such borrowing does not exceed the Term Loan B Commitment, and (d) with respect to a request for a Revolving Credit Loan, the Total Usage at such time does not exceed the lesser of (i) the amount of the Revolving Credit Commitment or (ii) the Borrowing Base, in each case after giving effect to such Revolving Credit Loan, the Lender shall provide immediately available funds to the Borrower in the amount of such requested borrowing on the requested borrowing date by depositing such funds into depository account number 9161005393, maintained by the Borrower with the Lender. Each borrowing shall be on a Business Day.

Section 2.04

Termination or Reduction of Revolving Credit Commitment.

(a)

Upon not less than three Business Days’ notice to the Lender, the Borrower shall have the right to terminate the Revolving Credit Commitment or, from time to time, to reduce the aggregate amount of the Revolving Credit Commitment; provided, that no such termination or reduction of Revolving Credit Commitment shall be permitted if, after giving effect thereto and to any prepayments of the Revolving Credit Loans made on the effective date thereof, the aggregate principal amount then outstanding of all Revolving Credit Loans would exceed the Revolving Credit Commitment. Any such partial reduction shall be in an amount equal to $50,000, or a whole multiple thereof, and shall reduce permanently the Revolving Credit Commitment then in effect.

Section 2.05

Repayment of Loans; Evidence of Debt.

(a)

Revolving Note. The Revolving Credit Loans made by the Lender shall be evidenced by a Revolving Credit Note in the initial amount of the Revolving Credit Commitment. The Revolving Credit Loans and the Revolving Credit Note shall mature and be payable at the Maturity Date of the Revolving Credit Loans. The Lender shall enter in its records the amount of each of its Revolving Credit Loans, the rate of interest borne on such Revolving Credit Loans, and the payments of the Revolving Credit Loans received by the Lender, and such records shall be conclusive evidence of the subject matter thereof, absent manifest error.

(b)

Term Note A. The Term Loan A made by the Bank shall be evidenced by the Term Note A. Term Loan A shall mature and be payable in accordance with the provisions of Term Note A. The Bank shall enter in its records the amount of Term Loan A, the rate of interest borne on Term Loan A and the payments of Term Loan A received by the Lender, and such records shall be conclusive evidence of the subject matter thereof, absent manifest error. Principal payments made on Term Note A may not be reborrowed.

(c)

Term Note B. The Term Loan B made by the Bank shall be evidenced by the Term Note B. Term Loan B shall mature and be payable in accordance with the provisions of Term Note B. The Bank shall enter in its records the amount of Term Loan B, the rate of interest borne on Term Loan B and the payments of Term Loan B received by the Lender, and such records shall be conclusive evidence of the subject matter thereof, absent manifest error. Principal payments made on Term Note B may not be reborrowed.

(d)

Maturity Date. The Borrower hereby unconditionally promises to pay to the Lender in full in cash, to the extent not previously paid, then-unpaid principal amount of each Loan on its Maturity Date.

(e)

Loan Accounting. The Lender shall maintain in accordance with its usual practice an account or accounts evidencing indebtedness of the Borrower to the Lender resulting from each Loan, including the amounts of principal and interest payable and paid to the Lender from time to time under this Agreement.

Section 2.06

Optional Prepayments.

(a)

Voluntary.

(i)

Revolving Credit Loans. The Borrower shall have the right, by giving written notice to the Lender by not later than 3:00 p.m. (Minneapolis time) on the Business Day of such payment, to voluntarily prepay the Revolving Credit Loans in whole or in part at any time without premium or penalty.

(ii)

Term Loans. The Borrower shall have the right, by giving written notice to the Lender by not later than 3:00 p.m. (Minneapolis time) on the Business Day of such payment, to voluntarily prepay each Term Loan in whole or in part at any time, subject to the contemporaneous payment of any premium or fees set forth in the Term Note evidencing such Term Loan.

Section 2.07

Mandatory Prepayments.

(a) Revolving Credit Loans. If, at any time, the aggregate principal amount then outstanding of all Revolving Credit Loans would exceed the lesser of the Revolving Credit

Commitment or the Borrowing Base, then the Borrower, upon demand, shall prepay the amount of such excess together with interest on the amount prepaid.

Section 2.08

Application of Prepayments.

(a)

Any partial prepayment of a Term Loan shall be applied to installments due on such Term Loan in the inverse order of their maturities.

Section 2.09

Interest.

(a)

Term Loans. The Borrower agrees to pay interest on the outstanding principal amount of each Term Loan from the date of such Term Loan until such Term Loan is paid at the rates and at the times specified in the Term Note evidencing such Term Loan.

(b)

Revolving Credit Loans. The Borrower agrees to pay interest on the outstanding principal amount of the Revolving Credit Loans at the rates and at the times specified in the Revolving Credit Note.

Section 2.10

Intentionally left blank

Section 2.11

Letters of Credit.

(a)

Letter of Credit Commitment. Subject to the terms and conditions hereinafter set forth, the Lender agrees to issue stand-by letters of credit (the “Letters of Credit”) from time to time on terms reasonably acceptable to the Lender on any Business Day during the period from the date hereof and ending on the Revolving Credit Termination Date; provided, however, that the Lender shall not be required to issue any Letter of Credit if, after giving effect to such issuance: (i) the Total Usage would exceed the lesser of: (A) the Revolving Credit Commitment or (B) the Borrowing Base; or (ii) the Letter of Credit Obligations would exceed the Letter of Credit Commitment.

(b)

Termination. The obligation of the Lender to issue any Letter of Credit shall terminate (i) immediately and without further action upon the occurrence of an Event of Default of the nature referred to in Section 8.01(f); or immediately when any Event of Default (other than of the nature specified in Section 8.01(f)) shall have occurred and be continuing and the Lender either shall have demanded payment of the Revolving Note or shall so elect by giving notice to the Borrower for purposes of this Section.

(c)

Manner of Issuance of Letters of Credit. Letters of Credit shall be issued for the account of the Borrower, or at the written request of the Borrower, for the account of a Loan Party other than the Borrower, within two Business Days after receipt of notice from the Borrower to the Lender specifying the date of the requested issuance, the face amount of the requested Letter of Credit, and the expiry date of the requested Letter of Credit; provided that such notice and the required accompanying documentation is received before 12:00 noon (Minneapolis time); any notice received after 12:00 noon (Minneapolis time) on any Business Day shall be deemed to have been received on the immediately following Business Day. In no event shall any Letter of Credit have an expiry date later than the scheduled Revolving Credit Termination Date or a maturity of greater than one year. Each request for a Letter of Credit shall be accompanied by an appropriately completed and duly executed application for a Letter of Credit in form acceptable to the Lender (a “Letter of Credit Application”).

(d)

Reimbursement on Demand. The Borrower agrees to pay to the Lender on demand at the Lender’s address shown on the signature page hereof: (i) the amount of each draft or other request for payment drawn under any Letter of Credit (whether drawn before or on its stated expiry date), and (ii) interest on all amounts referred to in clause (i) above from the date of such draw until payment in full at a fluctuating rate per annum at all times equal to the Default Rate; provided, however, that so long as the conditions precedent set forth in Section 2.03 and Article IV are satisfied as of the date of any draw under the Letter of Credit, the Lender will make a Revolving Credit Loan in accordance with Section 2.03 to pay any draw under a Letter of Credit.

(e)

Letter of Credit Fees.

(i)

The Borrower agrees to pay to the Lender a commission (the “Letter of Credit Commission”) upon the undrawn face amount of the Letters of Credit outstanding from time to time. The Letter of Credit Commission shall be computed at a per annum rate equal to one percent (1.0%). The Letter of Credit Commission with respect to each Letter of Credit is payable in advance on the date of issuance of such Letter of Credit and at the time of renewal of any such Letter of Credit.

(ii)

The Borrower agrees to pay to the Lender all reasonable and customary charges, fees and expenses which the Lender may assess in connection with the issuance, extension, amendment or payment of any Letter of Credit in accordance with the schedule therefor then in effect, and any and all reasonable out-of-pocket expenses which the Lender may pay or incur in connection therewith.

(f)

Obligations Absolute. The Obligations of the Borrower under this Section

2.11 shall be unconditional and irrevocable and shall be paid strictly in accordance with the terms of this Agreement under all circumstances, including, without limitation, the following circumstances: (i) any lack of validity or enforceability of any Letter of Credit or any other agreement or instrument relating thereto (collectively, the “Related Documents”); (ii) any amendment or waiver of, or any consent to departure from, all or any of the Related Documents; (iii) the existence of any claim, set-off, defense or other right that the Borrower may have at any time against any beneficiary or any transferee of any Letter of Credit (or any Persons for whom any such beneficiary or any such transferee may be acting), the Lender or any other Person, whether in connection with any Related Document, the transactions contemplated therein, or any unrelated transaction, except as set forth in clause (v) below; (iv) any draft, statement or any other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect, except as set forth in clause (v) below; (v) payment by the Lender under any Letter of Credit against presentation of a draft or certificate which does not comply with the terms of such Letter of Credit, except in the case of payment resulting from the gross negligence or willful misconduct of the Lender; or (vi) any other circumstance or event whatsoever, whether or not similar to any of the foregoing, except in the case of payment resulting from the gross negligence or willful misconduct of the Lender.

(g)

Conflicts. The rights of the Lender against the Borrower hereunder shall be in addition to all rights under (and shall control over any conflict under) any Letter of Credit Application.

ARTICLE III

Taxes, Etc.

Section 3.01

Taxes.

(a)

Any and all payments by or on account of any obligation of the Borrower hereunder or under any other Loan Document shall be made free and clear of and without deduction or withholding for any Taxes except as required by applicable law. If the Borrower is required by applicable law to deduct or withhold any Taxes from such payments, then:

(i)

if such Tax is an Indemnified Tax, the amount payable by the Borrower shall be increased so that after all such required deductions or withholdings are made (including deductions or withholdings applicable to additional amounts payable under this Section), the Lender receives an amount equal to the amount it would have received had no such deduction or withholding been made, and

(ii)

the Borrower shall make such deductions or withholdings and timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable law.

(b)

Without limiting the provisions of Section 3.01(a) above, the Borrower shall timely pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

(c)

The Borrower shall indemnify the Lender, within ten days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed on or attributable to amounts payable under this Section) paid or payable by the Lender, on or with respect to an amount payable by the Borrower under or in respect of this Agreement or under any other Loan Document, together with any reasonable expenses arising in connection therewith and with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate from the Lender as to the amount of such payment or liability delivered to the Borrower shall be conclusive absent manifest error.

(d)

As soon as practicable after any payment of Taxes by the Borrower to a Governmental Authority pursuant to this Section 3.01, the Borrower shall deliver to the Lender the original or certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the relevant return reporting such payment or other evidence of such payment reasonably satisfactory to the Lender.

(e)

If the Lender determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified by the Borrower or with respect to which the Borrower has paid additional amounts pursuant to this Section, it shall pay over such refund (or the amount of any credit in lieu of refund) to the Borrower (but only to the extent of indemnity payments made, or additional amounts paid, by the Borrower under this Section with respect to the Taxes giving rise to such refund or credit in lieu of refund), net of all out-of-pocket expenses of the Lender and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund or credit in lieu of refund); provided that, the Borrower, upon the request of the Lender, agrees to repay the amount paid over to the Borrower (plus any interest, penalties or other charges imposed by the relevant Governmental Authority) to the Lender in the event the Lender is required to repay such refund or credit in lieu of refund to such Governmental Authority. Notwithstanding anything to the contrary in this paragraph (e), in no event will the Lender be required to pay any amount to the Borrower pursuant to this paragraph if the payment of such amount would place the Lender in a less favorable net after-Tax position than it would have been in if the Tax subject to indemnification had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. Nothing in this paragraph (e) shall be construed to require the Lender to make available its tax returns or any other information relating to its taxes that it deems confidential to the Borrower or any other Person.

Section 3.02

Increased Costs; Capital Adequacy Requirements.

(a)

If any Change in Law shall:

(i)

impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, the Lender;

(ii)

subject the Lender to any Taxes (other than Indemnified Taxes) on its loans, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; or

(iii)

impose on the Lender or the London interbank market any other condition, cost or expense (other than Taxes) affecting this Agreement or Eurodollar Rate Loans made by the Lender;

and the result of any of the foregoing shall be to increase the cost to the Lender of making, converting to, continuing or maintaining any Eurodollar Rate Loan or of maintaining its obligation to make any such Loan, or to reduce the amount of any sum received or receivable by the Lender hereunder (whether of principal, interest or any other amount) then, upon request of the Lender, the Borrower will pay to the Lender such additional amount or amounts as will compensate the Lender for such additional costs incurred or reduction suffered.

(b)

If the Lender determines that any Change in Law affecting the Lender, or Heartland (if any), regarding capital or liquidity requirements, has or would have the effect of reducing the rate of return on the Lender’s capital or on the capital of Heartland, if any, as a consequence of this Agreement, the Revolving Credit Commitment, the Term Loan Commitment or the Loans, to a level below that which the Lender or Heartland could have achieved but for such Change in Law (taking into consideration the Lender’s policies and the policies of Heartland with respect to capital adequacy), then from time to time the Borrower will pay to the Lender such additional amount or amounts as will compensate the Lender or Heartland for any such reduction suffered.

(c)

A certificate from the Lender setting forth the amount or amounts necessary to compensate it or its holding company, as specified in paragraph (a) or (b) of this Section and delivered to the Borrower, shall be conclusive absent manifest error. The Borrower shall pay the Lender the amount shown as due on any such certificate within 10 days after receipt thereof.

(d)

Failure or delay on the part of the Lender to demand compensation pursuant to this Section shall not constitute a waiver of the Lender’s right to demand such compensation; provided that, the Borrower shall not be required to compensate the Lender pursuant to this Section for any increased costs incurred or reductions suffered more than 270 days prior to the date that the Lender notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of the Lender’s intention to claim compensation therefor (except that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 270 day period referred to above shall be extended to include the period of such retroactive effect).

ARTICLE IV

Conditions Precedent

Section 4.01 Conditions Precedent to Initial Loans. The obligation of the Lender to make Term Loan A and the initial Revolving Credit Loans or of the Lender to issue any Letter of Credit requested to be made by it hereunder is subject to the satisfaction or the waiver by the Lender of the following conditions precedent:

(a)

The Lender shall have received:

(i)

this  Agreement,  duly  executed  and  delivered  by  an  authorized officer of the Borrower;

(ii)

Term Note A, Term Note B, the Revolving Credit Note, the Control Agreement and the Security Agreement,  executed and delivered by the Borrower;

(iii)

results of a recent lien search in the records of (a) each of the jurisdictions where the Loan Parties are organized and the assets of the Loan Parties are located, and (b) the U.S. Patent and Trademark Office, and such searches reveal no Liens on any of the assets of the Loan Parties, except for Liens permitted under this Agreement or discharged on or prior to the Closing Date pursuant to documentation satisfactory to the Lender;

(iv)

an Officer’s Certificate, duly executed by a responsible officer of the Borrower, in the form provided by Lender;

(v)

payment, in immediately available funds of non-refundable origination fees in the amounts of (A) $37,547.00 with regard to Term Loan A; and (B) $5,000.00 with regard to Term Loan B, together with reimbursement for all expenses for which invoices have been presented (including the fees and expenses of Lender’s legal counsel), on or before the Closing Date.

(b)

There shall have occurred no Material Adverse Effect since September 30, 2020.

(c)

The Lender shall have received, in form and substance satisfactory to it, a certificate of the Borrower, certified by a secretary or assistant secretary of Borrower, dated the Closing Date, including:

(i)

the articles of incorporation of Borrower, certified by the Secretary of State of the state of its incorporation;

(ii)

a copy of the Borrower’s by-laws as in effect on the date on which the resolutions referred to below were adopted;

(iii)

resolutions of the board of directors of Borrower approving the execution of this Agreement and each other Loan Document to which it is or is to be a party;

(iv)

a certification that the names and signatures of the officers of Borrower authorized to sign each Loan Document to which it is or is to be a party and other documents to be delivered hereunder and thereunder are true and correct; and

(v)

evidence of good standing for Borrower from the State of its organization and the State of California.

(d)

The Lender shall have received satisfactory evidence that each document (including any Uniform Commercial Code financing statement and appropriate filings with the United States Patent and Trademark Office or United States Copyright Office) required by the Loan Documents or any Requirement of Law or reasonably requested by the Lender to be filed, registered or recorded in order to create in favor of the Lender a perfected first priority Lien on the Collateral described therein, prior and superior in right to any other Person shall have been properly filed (or provided to the Lender) or executed and delivered in each jurisdiction.

(e)

The Lender shall have received a Borrowing Base Certificate as of a date satisfactory to the Lender certified by a Responsible Officer of the Borrower.

(f)

The Lender shall have received evidence of insurance coverage in form, scope and substance satisfactory to the Lender and otherwise in compliance with the terms of Section 5.10 and Section 6.06 of this Agreement.

Section 4.02 Conditions Precedent to Each Loan. The obligation of the Lender to make each Loan or to issue each Letter of Credit requested to be made by it hereunder (including, without limitation, its initial extension of credit), is subject to the satisfaction or the waiver by the Lender of the following conditions precedent:

(a)

Each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents shall be true and correct on and as of such date as if made on and as of such date.

(b)

No Default or Event of Default shall have occurred and be continuing on such date or after giving effect to the Loans requested to be made on such date.

Each borrowing by the Borrower hereunder shall constitute a representation and warranty by the Borrower, as of the date such Loan is made, that the conditions contained in Article IV have been satisfied.

ARTICLE V

Representations and Warranties

To induce the Lender to enter into this Agreement and to make the Loans and to issue Letters of Credit hereunder, the Borrower hereby represents and warrants to the Lender that:

Section 5.01 Existence; Compliance With Laws. Each Loan Party (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation, (b) is duly qualified as a foreign corporation or other organization and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification except to the extent that the failure to qualify in such jurisdiction could not reasonably be expected to have a Material Adverse Effect, and (c) is in compliance with all Requirements of Law except to the extent that the failure to comply therewith could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 5.02

Power; Authorization; Enforceability.

(a)

Each Loan Party has the power and authority, and the legal right, to own or lease and operate its property, and to carry on its business as now conducted and as proposed to be conducted, and to execute, deliver and perform the Loan Documents to which it is a party and, in the case of the Borrower, to obtain Loans hereunder. Each Loan Party has taken all necessary organizational action to authorize the execution, delivery and performance of the Loan Documents to which it is a party and, in the case of the Borrower, to authorize the borrowing of Loans on the terms and conditions contained herein. No consent or authorization of, filing with, notice to or other act by, or in respect of, any Governmental Authority or any other Person is required in connection with the extensions of credit hereunder or with the execution, delivery, performance, validity or enforceability of this Agreement or any of the Loan Documents, which consents, authorizations, filings and notices have been obtained or made and are in full force and effect, and (ii) the filings referred to in Section 4.01(d). Each Loan Document has been duly executed and delivered by each Loan Party that is a party thereto.

(b)

This Agreement constitutes, and each other Loan Document when delivered hereunder will constitute, a legal, valid and binding obligation of each Loan Party party thereto, enforceable against each such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

Section 5.03 No Contravention. The execution, delivery and performance of this Agreement and the other Loan Documents, the borrowing of Loans hereunder and the use of the proceeds thereof will not violate any Requirement of Law or any Contractual Obligation of any Loan Party and will not result in, or require, the creation or imposition of any Lien on any of their respective properties or assets pursuant to any Requirement of Law or any such Contractual Obligation (other than the Liens created by the Loan Documents). No Requirement of Law or Contractual Obligation applicable to any Loan Party could reasonably be expected to have a Material Adverse Effect.

Section 5.04

Financial Statements.

(a)

The consolidated balance sheets of the Borrower and its Subsidiaries as at June 30, 2020, and the related consolidated statements of income and of cash flows for the fiscal year ended on such date, audited by Moss Adams, LLP, present fairly the consolidated financial condition of the Borrower and its Subsidiaries as at such date, and the consolidated results of their operations and their consolidated cash flows for the fiscal year then ended, in accordance with GAAP.

(b)

The unaudited consolidated balance sheets of the Borrower and its Subsidiaries as at September 30, 2020, and the related unaudited consolidated statements of income and of cash flows for the year-to-date period ended on such date, duly certified by a Responsible Officer of the Borrower, present fairly the consolidated financial condition of the Borrower and its Subsidiaries as at such date, and the consolidated results of their operations and their consolidated cash flows for year-to-date period then ended, in accordance with GAAP (subject to normal year-end audit adjustments and the absence of footnotes).

Section 5.05 No Material Adverse Effect. Since September 30, 2020, no development or event has occurred that has had or could reasonably be expected to have a Material Adverse Effect.

Section 5.06 No Litigation. No action, suit, litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or threatened by or against any Loan Party or against any of its property or assets (a) with respect to any of the Loan Documents or any of the transactions contemplated hereby or thereby, or (b) that could reasonably be expected to have a Material Adverse Effect.

Section 5.07 No Default. No Default or Event of Default has occurred and is continuing and no default has occurred and is continuing under or with respect to any Contractual Obligation of the Borrower or any of its Subsidiaries that could reasonably be expected to have a Material Adverse Effect.

Section 5.08

Ownership of Property; Liens.

(a)

Each Loan Party has a valid leasehold interest in, all its real property, and good title to, or a valid leasehold interest in, all its other property, and none of such property is subject to any Lien except as permitted by Section 7.02.

(b)

The Borrower does not own any real property.

(c)

The Borrower has previously provided Lender with a true, correct and complete summary of all leases of real property under which any Loan Party is the lessee, showing the street address, county or other relevant jurisdiction, state, lessor, lessee, expiration date and annual rental cost thereof.

Section 5.09 Environmental Matters. Except as, in the aggregate, could not reasonably be expected to have a Material Adverse Effect:

(a)

none of the facilities or properties currently or formerly owned, leased or operated by any Loan Party (the “Properties”) contain or previously contained, any Hazardous Materials in amounts or concentrations or under circumstances that constitute or constituted a violation of, or could result in liability under, any Environmental Law;

(b)

no Loan Party has received any notice of actual or alleged violation, non- compliance or liability regarding compliance with Environmental Laws or other environmental matters or with respect to any of the Properties or the business operated by any Loan Party, nor is there any reason to believe that any such notice will be received or is being threatened;

(c)

the Properties and all operations at the Properties are and formerly have been in compliance with all applicable Environmental Laws, and there is no contamination at, under or about the Properties or violation of any Environmental Law with respect to the Properties or the business operated by any Loan Party;

(d)

Hazardous Materials have not been transported or disposed of from the Properties in violation of, or in a manner or to a location that could result in liability under, any Environmental Law; no Hazardous Materials have been generated, treated, stored or disposed of at, on or under any of the Properties in violation of, or in a manner that could result in liability under, any applicable Environmental Law; and there has been no release or threat of release of Hazardous Materials at or from the Properties, or arising from or related to the operations of any Loan Party in connection with the Properties or the business operated by any Loan Party, in violation of or in amounts or in a manner that could result in liability under Environmental Laws;

(e)

no administrative or governmental action or judicial proceeding is pending or, to the knowledge of the Borrower, threatened, under any Environmental Law to which any Loan Party is or will be a party with respect to the Properties or the business operated by any Loan Party, nor are there any decrees or orders or other administrative or judicial requirements outstanding under any Environmental Law with respect to the Properties or the business operated by any Loan Party; and

(f)

no Loan Party has assumed any liability of any other Person under Environmental Laws.

Section 5.10 Insurance. The properties of the Loan Parties are insured with financially sound and reputable insurance companies which are not Affiliates of the Borrower, in such amounts, with such deductibles and covering such risks as are customarily carried by companies engaged in similar businesses and owning similar properties in localities where the applicable Loan Party operates. The Borrower has provided Lender with a true, complete and correct summary of all insurance maintained by or on behalf of the Loan Parties as of the Closing Date. Each such insurance policy is in full force and effect and all premiums in respect thereof that are due and payable have been paid.

Section 5.11 Material Contracts. No Loan Party is a party to, or bound by, any Material Contract other than the Initial Material Contract. The Borrower has delivered a true, correct and complete copy of the Initial Material Contract to Lender on or before the Closing Date. The Loan Parties are not in breach or in default in any material respect of or under any Material Contract and have not received any notice of the intention of any other party thereto to terminate any Material Contract.

Section 5.12 Intellectual Property. Each Loan Party owns, or is licensed to use, all Intellectual Property necessary for the conduct of its business as currently conducted or proposed to be conducted. No material claim has been asserted and is pending by any Person challenging the use, validity or effectiveness of any Intellectual Property, nor is the Borrower aware of any valid basis for any such claim. The use of Intellectual Property by each Loan Party does not materially infringe on the rights of any Person. The listing of Intellectual Property previously provided by Borrower to Lender is a complete list of all intellectual property that is owned by, or licensed to, Borrower or any of its Subsidiaries.

Section 5.13 Taxes. Each Loan Party has filed all Federal, state and other tax returns that are required to be filed and has paid all taxes shown thereon to be due, together with applicable interest and penalties, and all other taxes, fees or other charges imposed on it or any of its property by any Governmental Authority (except those that are currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided on the books of the relevant Loan Party). No tax Lien has been filed, and, to the knowledge of the Borrower, no claim is being asserted, with respect to any such tax, fee or other charge. No Loan Party is a party to any tax sharing agreement.

Section 5.14 ERISA. Each Plan is in compliance with ERISA, the Code and any Requirement of Law; neither a Reportable Event nor an “accumulated funding deficiency” (within the meaning of §412 or §430 of the Code or §302 of ERISA) has occurred (or is reasonably likely to occur) with respect to any Plan. No Single Employer Plan has terminated, and no Lien has been incurred in favor of the PBGC or a Plan. Based on the assumptions used to fund each Single Employer Plan, the present value of all accrued benefits under each such Plan did not materially exceed the value of the assets of such Plan allocable to such accrued benefit as of the last annual valuation date prior to the date on which this representation is made. Neither any Loan Party nor any ERISA Affiliate has incurred or is reasonably expected to incur any Withdrawal Liability that could reasonably be expected to result in a material liability under ERISA, in connection with any Multiemployer Plan. No such Multiemployer Plan is (or is reasonably expected to be) terminated, in Reorganization, or insolvent (within the meaning of §4245 of ERISA).

Section 5.15 Margin Regulations. The Borrower is not engaged in the business of extending credit for the purpose of purchasing or carrying Margin Stock, and no proceeds of any Loan will be used to purchase or carry any Margin Stock or to extend credit to others for the purpose of purchasing or carrying any Margin Stock.

Section 5.16 Investment Company Act. No Loan Party is or is required to be registered as an “investment company” under the Investment Company Act of 1940, as amended.

Section 5.17

Subsidiaries; Equity Interests.

(a)

Except as disclosed to the Lender by the Borrower in writing from time to time after the Closing Date:

(i)

The Borrower’s principal place of business, jurisdiction of formation and US taxpayer identification number is as set forth on the signature page of this Agreement;

(ii)

There are no outstanding subscriptions, options, warrants, calls, rights or other agreements or commitments (other than performance awards granted to employees, stock options granted to employees or directors and directors’ qualifying shares) relating to any Equity Interest of the Borrower or any Subsidiary, except as created by the Loan Documents.

(b)

The Borrower has no Subsidiaries other than PDEX.

(c)

Except for Eligible Investment Securities, no Loan Party has any equity investments in any other corporation or entity.

Section 5.18 Labor Matters. Except as, in the aggregate, could not reasonably be expected to have a Material Adverse Effect (a) there are no strikes, lockouts or other labor disputes pending or, to the knowledge of the Borrower, threatened against any Loan Party, (b) hours worked by and wages paid to employees of each Loan Party have not violated the Fair Labor Standards Act or any other applicable Requirement of Law, and (c) all payments due in respect of employee health and welfare insurance from any Loan Party have been paid or properly accrued on the books of the relevant Loan Party.

Section 5.19 Accuracy of Information, Etc. The Borrower has disclosed to the Lender all agreements, instruments and corporate or other restrictions to which it or any of its Subsidiaries is subject, and all other matters known to it, that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. No statement or information contained in this Agreement, any other Loan Document, or any other document, certificate or statement furnished by or on behalf of the Borrower to the Lender, for use in connection with the transactions contemplated by this Agreement or the other Loan Documents, contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statement contained herein or therein not misleading. Projections included in such materials are based upon good faith estimates and assumptions believed by the Borrower to be reasonable at the time made; it being recognized by the Lender that such projections as to future events are not to be viewed as fact and that actual results during the period or periods covered by the projections may differ from such projected results and such differences may be material.

Section 5.20

Security Documents.

(a) The Security Agreement creates in favor of the Lender a legal, valid, continuing and enforceable security interest in the Collateral, the enforceability of which is subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law. The financing statements, releases and other filings are in appropriate form and have been or will be filed in the offices of the Secretary of State in which each Loan Party is organized. Upon such filings and/or the obtaining of “control” (as defined in the Uniform Commercial Code), the Lender will have a perfected Lien on, and security interest in, to and under all right, title and interest of the grantors thereunder in all Collateral that may be perfected by filing, recording or registering a financing statement or analogous document (including without limitation the proceeds of such Collateral subject to the limitations relating to such proceeds in the Uniform Commercial Code) or by obtaining control, under the Uniform Commercial Code (in effect on the date this representation is made) in each case prior and superior in right to any other Person, except for Liens permitted under Section 7.02.

Section 5.21 Solvency. The Borrower and each of the Loan Parties is, and after giving effect to the incurrence of all Debt and obligations incurred in connection herewith will be, Solvent.

Section 5.22

PATRIOT Act; OFAC and Other Regulations.

(a)

No Loan Party, any of its Subsidiaries or any of the Affiliates or respective officers, directors, brokers or agents of such Loan Party, Subsidiary or Affiliate:

(i)

has violated any Anti-terrorism Laws; or

(ii)

has engaged in any transaction, investment, undertaking or activity that conceals the identity, source or destination of the proceeds from any category of prohibited offenses designated by the Organization for Economic Co-operation and Development’s Financial Action Task Force on Money Laundering.

(b)

No Loan Party, any of its Subsidiaries or any of the Affiliates or respective officers, directors, brokers or agents of such Loan Party, Subsidiary or Affiliate that is acting or benefiting in any capacity in connection with the Loans is a Blocked Person.

(c)

No Loan Party, any of its Subsidiaries or any of the Affiliates or respective officers, directors, brokers or agents of such Loan Party, Subsidiary or Affiliate acting or benefiting in any capacity in connection with the Loans:

(i)

conducts any business or engages in making or receiving any contribution of goods, services or money to or for the benefit of any Blocked Person;

(ii)

deals in, or otherwise engages in any transaction related to, any property or interests in property blocked pursuant to any Anti-terrorism Law; or

(iii)

engages in or conspires to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in any Anti-terrorism Law.

ARTICLE VI

Affirmative Covenants

So long as the Lender has any outstanding Commitment hereunder, or any Loans, Letter of Credit Obligations or any other amounts payable to the Lender hereunder or under any other Loan Document have not been indefeasibly paid in full, the Borrower shall, and shall cause each cause each other Loan Party to (except that, in the case of the covenants set forth in Section 6.01, Section 6.02, and Section 6.03, the Borrower shall furnish all applicable materials to the Lender):

Section 6.01

Financial Statements. Furnish to the Lender:

(a)

As soon as available, but in any event within ninety (90) days after the end of each fiscal year of the Borrower, a copy of the annual audit report of the Borrower and its Subsidiaries for such year including a copy of the audited consolidated balance sheet of the Borrower and its Subsidiaries as at the end of such year and the related audited consolidated statements of income and of cash flows for such year, setting forth in each case in comparative form the figures for the previous year, together with an opinion as to such audit report of MOSS ADAMS, LLP or other independent certified public accountants of nationally or regionally recognized standing which does not contain a “going concern” or similar qualification or exception, or qualification arising out of the scope of the audit, together with related consolidating financial statements and

(b)

As soon as available and in any event within forty five (45) days after the end of each quarter of each fiscal year of Borrower, a copy of the unaudited financial statements of the Borrower prepared in conformity with GAAP (except for the omission of footnotes and prior period comparative data required by GAAP and for variations from GAAP which in the aggregate are not material) consisting of a consolidated balance sheet as of the close of such month and related consolidated statements of operations and retained earnings and cash flow for such month and from the beginning of such fiscal year to the end of such month and comparative figures for the corresponding portion of the preceding fiscal year together with related consolidated financial statements and the other monthly reports required by the Lender, in each case certified by a Responsible Officer of the Borrower.

All such financial statements shall be complete and correct and shall be prepared in reasonable detail and in accordance with GAAP applied (except as approved by such accountants or Responsible Officer, as the case may be, and disclosed in reasonable detail therein) consistently throughout the periods reflected therein and with prior periods.

Section 6.02 Certificates; Other Information. The Borrower shall furnish the following to the Lender:

(a)

As soon as available, and in any event within thirty (30) days after the end of each month, a true, complete and correct copy of the account statement for the Pledged Account;

(b)

As soon as available, and in any event within forty five (45) days after the end of each quarter of each fiscal year of Borrower, a compliance certificate (the “Compliance Certificate”) in the form provided by the Lender attached hereto as Exhibit C, signed by a Responsible Officer of the Borrower (i) containing all information and calculations necessary for determining compliance by the Loan Parties with the provisions of this Agreement as of the last day of such quarter of such fiscal year of the Borrower and (ii) stating that each Loan Party during such period has observed and performed all of the covenants and other agreements, and satisfied every condition contained in this Agreement and the other Loan Documents to which it is a party to be observed, performed or satisfied by it, and that such officer has not obtained any knowledge of any Default or Event of Default except as specified in such certificate; and

(c)

As soon as available, and in any event within thirty (30) days after the end of each quarter of each fiscal year, a borrowing base certificate (the “Borrowing Base Certificate”) in the form provided by the Lender attached hereto as Exhibit D showing the Borrowing Base as of the last Business Day of the previous month, accompanied by a detailed accounts receivable aging, a detailed inventory report, a detailed accounts payable aging and other supporting reports as may be required by the Lender and the Borrowing Base Certificate and such supporting reports shall be in a form acceptable to the Lender and certified as accurate by a Responsible Officer of the Borrower; provided, that, in any month where the Borrower requests borrowing or has borrowings outstanding under the Revolving Credit Note, the Borrower will be required to provide a current Borrowing Base Certificate as of the last Business Day of the previous month, accompanied by a detailed accounts receivable aging, a detailed inventory report, a detailed accounts payable aging and other supporting reports as may be required by the Lender, within thirty (30) days after the end of such month;

(d)

Promptly, and in any event within thirty (30) days thereafter, to the extent not previously disclosed to the Lender, a description of any change in the jurisdiction of organization of any Loan Party;

(e)

Promptly after the same are sent, copies of all proxy statements, financial statements and reports that any Loan Party sends to any of its securities holders, and copies of all reports and registration statements that any Loan Party files with the SEC or any national securities exchange;

(f)

Promptly upon receipt of the same, copies of all notices, requests and other documents received by any Loan Party under or pursuant to any Material Contract or instrument, indenture, loan agreement regarding or related to any breach or default by any party thereto or any other event that could materially impact the value of the interests or the rights of any Loan Party or otherwise have a Material Adverse Effect and copies of the foregoing and such information and reports regarding Material Contracts and such instruments, indentures, loan agreements as the Lender may reasonably request from time to time;

(g)

By not later than January 30 and July 30, of each year, commencing January 30, 2021, a certificate in the form of Exhibit E attached hereto, signed by a Responsible Officer of the Borrower, certifying that the Borrower was in full compliance with the Initial Material Contract for the six-month periods respectively ending on December 30 and June 30 immediately preceding such dates of delivery;

(h)

As soon as available and in any event no later than thirty (30) days prior to the end of each fiscal year, projections for Borrower’s next fiscal year in a form acceptable to the Lender and certified by Borrower’s chief financial officer or treasurer as having been prepared in good faith and representing the most probable course of Borrowers’ business during such fiscal year; and

(i)

Such other information respecting the business, condition (financial or otherwise), operations, performance, properties or prospects of any Loan Party as the Lender may from time to time request.

Section 6.03 Notices. Promptly and in any event within ten days give notice to the Lender of:

(a)

Upon Borrower’s knowledge of the occurrence of any Default or Event of Default;

(b)

Any (i) default or event of default under any Material Contract of any Loan Party or (ii) litigation, investigation or proceeding that may exist at any time between any Loan Party and any Governmental Authority;

(c)

Any litigation or proceeding against any Loan Party (i) in which the amount involved is at least $500,000 and not covered in full by insurance, (ii) in which injunctive or similar relief is sought, or (iii) which relates to any Loan Document;

(d)

The following events, as soon as possible and in any event within ten (10) days after the Borrower or any of its ERISA Affiliates knows or has reason to know thereof:

(i)

the occurrence of any Reportable Event with respect to any Plan, a failure to make any required contribution to a Plan, the creation of any Lien in favor of the PBGC or any Multiemployer Plan; or

(ii)

the institution of proceedings or the taking of any other action by the PBGC or the Borrower or any ERISA Affiliate or any Multiemployer Plan with respect to the withdrawal from, or the termination, Reorganization or Insolvency of, any Plan;

(e)

The occurrence of any Environmental Action against or of any noncompliance by any Loan Party with any Environmental Law or relevant permit; and

(f)

Any development or event that has had or could reasonably be expected to have a Material Adverse Effect.

Each notice pursuant to this Section 6.03 shall be accompanied by a statement of an executive officer of the Borrower setting forth details of the occurrence referred to therein and stating what action the relevant Loan Party proposes to take with respect thereto.

Section 6.04

Maintenance of Existence; Compliance.

(a)

(i) Preserve, renew and maintain in full force and effect its corporate or organizational existence and (ii) take all reasonable action to maintain all rights, privileges and franchises necessary or desirable in the normal conduct of its business, except, in each case, as otherwise permitted under this Agreement.

(b)

Comply with all Contractual Obligations and Requirements of Law except to the extent that failure to comply therewith could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 6.05 Performance of Material Contracts. Perform and observe all the terms and provisions of each Material Contract to be performed or observed by it, maintain each Material Contract in full force and effect, enforce each such Material Contract in accordance with its terms, take all such action to such end as may be from time to time requested by the Lender and, upon request of the Lender, make to each other party to each Material Contract such demands and requests for information and reports or for action as any Loan Party or any of its Subsidiaries is entitled to make under such Material Contract.

Section 6.06

Maintenance of Property; Insurance.

(a)

Maintain and preserve all of its property useful and necessary in its business in good working order and condition, ordinary wear and tear excepted.

(b)

Maintain insurance with respect to its property and business (including without limitation, property, casualty and business interruption insurance) with financially sound and reputable insurance companies that are not Affiliates of the Borrower, in such amounts and covering such risks as are usually insured against by similar companies engaged in the same or a similar business. Each policy of liability insurance shall name the Lender as an additional insured and each policy of real property insurance shall name the Lender as mortgagee loss payee and each policy insuring any other Collateral shall name the Lender as lender loss payee.

Section 6.07

Inspection of Property; Books and Records; Discussions.

(a)

Keep proper books of records and accounts, in which full, true and correct entries in conformity with GAAP and all Requirements of Law shall be made of all dealings and transactions and assets in relation to its business and activities.

(b)

Permit the Lender and its representatives to (i) discuss Borrower’s business operations, properties and financial and other condition with its officers and employees and its independent public accountants and (ii) upon reasonable notice to visit the Borrower’s offices and inspect and make abstracts from any of its books and records including, without limitation, permitting the Lender to examine any Collateral securing the Loans and reimburse the Lender for all examination fees and expenses incurred in connection with such examinations at its then current rate for such services and for its out-of-pocket expenses incurred in connection therewith; provided, however that the Lender agrees that, so long as no Default or Event of Default has occurred and is continuing, the Borrower’s obligations to reimburse the Lender for its examinations shall be limited to no more than one examination per any Loan Year plus its out-of-pocket expenses incurred in connection therewith.

Section 6.08

Environmental Laws.

(a)

Obtain, comply and maintain in all material respects, and ensure the same in all material respects by all tenants and subtenants, if any, with all applicable Environmental Laws, any and all licenses, approvals, notifications, registrations or permits required by applicable Environmental Laws.

(b)

Conduct and complete all investigations, studies, sampling and testing, and all remedial, removal and other actions necessary to remove and clean up all Hazardous Materials from any of its properties required under Environmental Laws and promptly comply in all material respects with all lawful orders and directives of all Governmental Authorities regarding Environmental Laws.

Section 6.09 Use of Proceeds. Use the proceeds of: (a) the Revolving Credit Loans to finance the acquisition of assets by the Borrower and the Domestic Subsidiaries in the ordinary course of business, including the purchase of inventory and equipment and for general corporate purposes of the Borrower, in each case to the extent not prohibited under any Requirement of Law or the Loan Documents, (b) Term Loan A to repurchase shares of the Borrower’s stock; and (c) Term Loan B to finance tenant improvements to the PDEX Building and equipment purchases.

Section 6.10

Additional Collateral; etc.

(a)

With respect to any property acquired after the Closing Date by any Loan Party that is intended to be subject to a Lien created by any Loan Document, other than any property subject to a Lien expressly permitted by this Agreement, as to which the Lender, does not have a perfected Lien, promptly, and in any event within 60 days of acquiring such property:

(i)

execute and deliver to the Lender such supplements or amendments to the Security Agreement or such other documents as the Lender deems necessary or advisable to grant to the Lender a security interest in such property; and

(ii)

take all actions necessary or advisable to grant to the Lender a perfected first priority security interest in such property, including the filing of UCC-1 financing statements in such jurisdictions as may be required by the Security Agreement or by law or as may be requested by the Lender; and

(iii)

execute and deliver to the Lender such supplements or amendments to any Loan Document as the Lender deems necessary or advisable to grant to the Lender a perfected first priority security interest in the Equity Interests of such new Subsidiary that are owned by any Loan Party;

(iv)

deliver to the Lender the certificates representing such Equity Interests, together with undated stock powers, in blank, executed by a duly authorized officer of the relevant Loan Party;

(v)

deliver to the Lender originals of any promissory notes evidencing intercompany loans provided by a Loan Party to any Person that is not a Loan Party, indorsed in blank by a duly authorized officer of the relevant Loan Party; and

(vi)

cause such new Subsidiary that the Lender requires to become a Loan Party (an “Additional Loan Party”) to: (A) execute and deliver joinders to the Guaranty the Security Agreement, each in the form provided by the Lender (B) take all actions necessary or desirable to grant to the Lender a perfected first priority security interest in the Collateral owned by such new Subsidiary, including the filing of UCC-1 financing statements in such jurisdictions as may be required by such security agreement or by law or as may be requested by the Lender; and (C) execute and deliver a secretary’s certificate of such new Loan Party, with charter documents, by-laws and appropriate resolutions attached.

Section 6.11 Further Assurances. Promptly upon the reasonable request of the Lender:

(a)

Correct any material defect or error that may be discovered in any Loan Document or in the execution, acknowledgement, filing or recordation thereof; and

(b)

Do, execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register any and all such further acts, deeds, conveyances, pledge agreements, mortgages, deeds of trust, trust deeds, assignments, financing statements and continuations thereof, termination statements, notices of assignments, transfers, certificates, assurances and other instruments as the Lender, may require from time to time in order to:

(i)

carry out more effectively the purposes of the Loan Documents;

(ii)

to the fullest extent permitted by applicable law, subject any of Borrower’s properties, assets, rights or interests to the Liens now or hereafter intended to be covered by the Security Agreement and the other Loan Documents;

(iii)

perfect and maintain the validity, effectiveness and priority of the Liens intended to be created under the Security Agreement and the other Loan Documents;

(iv)

each Loan Party (including, without limitation, each Additional Loan Party) will execute and deliver, or cause to be executed and delivered, to the Lender such documents, agreements and instruments (including, without limitation, account control agreements, landlord waivers and bailee agreements), and will take or cause to be taken such further actions (including the filing and recording of financing statements, fixture filings, and other documents and such other actions or deliveries, as applicable), which may be required by law or which the Lender may, from time to time, reasonably request to carry out the terms and conditions of this Agreement and the other Loan Documents and to ensure perfection and priority of the Liens created or intended to be created by the Security Agreement, all in form and substance reasonably satisfactory to the Lender and all at the expense of the Borrower, but not including any document or action which decreases Borrower’s rights or increases its obligations under the Loan Documents; and

(v)

assure, convey, grant, assign, transfer, preserve, protect and confirm more effectively to the Lender, the rights granted or now or hereafter intended to be granted to the Lender under any Loan Document or under any other instruments executed in connection with any Loan Document to which any Loan Party is or is to be a party.

Section 6.12 Deposit Accounts. In order to facilitate the Lender’s maintenance and monitoring of its security interests in the Collateral, Borrower shall maintain, and cause each of the other Loan Parties to maintain, all of its operating accounts and deposit accounts with the Lender or an Affiliate of the Lender; provided, however, as a matter of convenience, each Loan Party may maintain up to $25,000 in deposits in demand deposit accounts at other commercial banking institutions in locales where the Lender or an Affiliate of Lender does not maintain a banking branch; provided further that the Borrower shall use its commercially reasonable best efforts to cause such other banking institutions to execute control agreements in favor of the Lender on forms acceptable to Lender with regards to such deposit accounts.

ARTICLE VII

Negative Covenants

So long as the Lender has any Commitment hereunder, or any Loans, Letter of Credit Obligations, or any other amounts payable to the Lender hereunder or under any other Loan Document have not been indefeasibly paid in full, the Borrower shall not, and shall not permit any other Loan Party to, do any of the following without the prior written consent of the Lender:

Section 7.01 Limitation on Debt. Create, incur, assume, permit to exist or otherwise become liable with respect to any Debt, except:

(a)

Debt of any Loan Party existing or arising under this Agreement and any other Loan Document;

(b)

Debt of:

(i)

the Borrower owed to any other Loan Party; and

(ii)

any Loan Party owed to the Borrower or any other Loan Party;

(c)

Debt incurred to finance the acquisition of fixed or capital assets (including Capital Lease Obligations) secured by a Lien permitted under Section 7.02(f); provided that, (i) such Debt is incurred simultaneously with such acquisition; (ii) such Debt when incurred shall not exceed the purchase price of the asset financed and (iii) the aggregate principal amount of Debt permitted by Section 7.01(b), shall not exceed $500,000 in the aggregate at any time outstanding;

(d)

Debt existing on the date hereof and previously disclosed in writing to the Lender;

(e)

the PDEX Loan;

(f)

Subordinated Debt; and

(g)

Other unsecured Debt of the Borrower or any other Loan Parties in an aggregate principal amount not to exceed $500,000 at any time.

Section 7.02 Limitation on Liens. Create, incur, assume or permit to exist any Lien on any property or assets (including Equity Interests of any of its Subsidiaries) now owned or hereafter acquired by it or on any income or rights in respect of any thereof, except:

(a)

Liens created pursuant to or arising under any Loan Document;

(b)

Liens imposed by law for taxes, assessments or governmental charges not yet due or which are being contested in good faith and by appropriate proceedings diligently conducted if adequate reserves with respect thereto are maintained in accordance with GAAP on the books of the applicable Person;

(c)

Carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s and other similar Liens imposed by law, arising in the ordinary course of business and securing obligations that are not overdue by more than 60 days or that are being contested in good faith and by appropriate proceedings diligently conducted;

(d)

Pledges and deposits and other Liens (i) made in the ordinary course of business in compliance with workers’ compensation, unemployment insurance and other social security laws or regulations, and (ii) securing liability for reimbursement or indemnification obligations of (including obligations in respect of letters of credit or bank guarantees for the benefit of) insurance carriers providing property, casualty or liability insurance to the Borrower or another Loan Party;

(e)

Liens (including deposits) to secure the performance of bids, tenders, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of like nature, in each case in the ordinary course of business;

(f)

Easements, zoning restrictions, rights-of-way, minor defects or irregularities in title and similar encumbrances on real property imposed by law or arising in the ordinary course of business which, in the aggregate, are not material in amount and which do not materially detract from the value of the affected property or interfere materially with the ordinary conduct of business of the Borrower or any of its Subsidiaries;

(g)

Liens on fixed or capital assets acquired by the Borrower or any other Loan Party after the date hereof; provided that (i) such security interests secure Debt permitted by Section 7.01(b), (ii) such Liens and the Debt secured thereby are incurred simultaneously with such acquisition, (iii) such Liens shall not apply to any other property or assets of the Borrower or any other Loan Party, and (iv) the amount of Debt initially secured thereby is not more than 100% of the purchase price of such fixed or capital asset; and

(h)

Judgment or other similar Liens in connection with legal proceedings in an aggregate principal amount net of amounts for which insurance providers have delivered written acknowledgements of coverage up to $500,000 in the aggregate, which, whether immediately or with the passage of time (i) do not give rise to an Event of Default under Section 8.01(g) and (ii) are being contested in good faith by appropriate proceedings diligently conducted.

Section 7.03

Mergers; Nature of Business.

(a)

Merge into or consolidate with any other Person, or permit any other Person to merge into or consolidate with it, or liquidate or dissolve, except that, if at the time thereof and immediately after giving effect thereto no Event of Default shall have occurred and be continuing (i) any Subsidiary of the Borrower that is a Loan Party may merge into the Borrower in a transaction in which the Borrower is the surviving corporation, (ii) any Loan Party (other than the Borrower) may merge into any other Loan Party in a transaction in which the surviving entity is a Loan Party, and (iii) any Subsidiary that is not a Loan Party may liquidate or dissolve if the Borrower determines in good faith that such liquidation or dissolution is in the best interests of the Borrower and is not materially disadvantageous to the Lender.

(b)

Engage in any business other than (i) businesses of the type conducted by the Borrower and its Subsidiaries on the date hereof, including without limitation, the design, development and manufacture of autoclavable, battery-powered and electric, multi- function surgical drivers and shavers used primarily in the orthopedic and maxocranial facial markets, other handheld surgical devices and ancillary products and the manufacture and sale of rotary air motors.

Section 7.04 Limitation on Investments. Make any advance, loan, extension of credit (by way of guaranty or otherwise) or capital contribution to, or purchase, hold or acquire any Equity Interests, bonds, notes, debentures or other debt securities of, or any assets constituting a business unit of, or make any other investment in, any Person (all of the foregoing, “Investments”), except:

(a)

Investments in Cash Equivalents;

(b)

Loans and advances to officers, directors, or employees of any Loan Party in the ordinary course of business (including for travel, entertainment and relocation expenses) in an aggregate amount not to exceed $500,000 at any time outstanding;

(c)

Intercompany Investments by any Loan Party in the Borrower or any Person that, prior to such Investment, is a Loan Party;

(d)

Extensions of trade credit in the ordinary course of business (including any instrument evidencing the same and any instrument, security or other asset acquired through bona fide collection efforts with respect to the same);

(e)

Eligible Investment Securities that are held in the Pledged Account; and

(f)

Only so long as no Default or Event of Default has occurred and is continuing either before or following the making of any such Investment, the Borrower may make other Investments that would not otherwise be permitted by this Section 7.04 (“Other Investments”), provided, that (a) Borrower shall provide Lender with a schedule of each Other Investment with a value (valued at cost) in excess of $500,000 attached to each Borrowing Base Certificate delivered pursuant to Section 6.02(c); and (b) if at any time the aggregate amount (valued at cost) of Other Investments made by the Borrower and the other Loan Parties on a consolidated basis on or after the Closing Date exceeds $500,000, the amount of any additional Other Investments permitted pursuant to this Section 7.04(f) in excess of $500,000 shall be limited to the amount of Excess Capital as calculated on a pro forma basis as set forth on an Excess Capital Certificate delivered to the Lender prior to the making of any such Other Investment.

Section 7.05 Limitation on Dispositions. Dispose of any of its property, whether now owned or hereafter acquired, or issue or sell any Equity Interests to any Person, except:

(a)

The sale or Disposition of machinery and equipment no longer used or useful in the business of any Loan Party;

(b)

The Disposition of obsolete or worn-out property of a Loan Party in the ordinary course of its business;

(c)

The sale or lease of inventory for fair value in the ordinary course of business of a Loan Party; and

(d)

The sale of securities of the types described in Section 7.04(e) for fair value in the ordinary course of business of a Loan Party.

Section 7.06 Limitation on Sales and Leasebacks. Enter into any arrangement with any Person whereby such Loan Party shall sell or otherwise transfer any property owned by such Loan Party to (a) such Person and thereafter rent or lease such Property from such Person or (b) any other Person to whom funds have been or are to be advanced by such Person on the security of such Property or rental obligations of such Loan Party.

Section 7.07 Limitation on Restricted Payments; Transfers to non-Loan Parties.

(a)

Declare or pay any dividend on, or make any payment on account of, or set apart assets for a sinking or other analogous fund for, the purchase, redemption, defeasance, retirement or other acquisition of, any Equity Interests of the Borrower or any of its Subsidiaries, whether now or hereafter outstanding, or make any other distribution in respect thereof, either directly or indirectly, whether in cash or property or in obligations of the Borrower or any of its Subsidiaries (collectively, “Restricted Payments”), provided, that:

(i)

The Borrower’s use the proceeds from Term Loan A to repurchase its outstanding equity securities pursuant to a repurchase program approved by the board of directors of the Borrower is not a Restricted Payment and is allowable pursuant to Section 6.09.

(ii)

a Subsidiary of the Borrower may make a Restricted Payment to the Borrower;

(iii)

The Borrower may declare and pay dividends and make other distributions and payments with respect to its Equity Interests if payable solely in its Equity Interests; and

(iv)

Only so long as no Default or Event of Default has occurred and is continuing either before or following the making thereof, the Borrower may make Restricted Payments that would not otherwise be permitted by this Section 7.07, provided that such Restricted Payments shall be limited to the amount of Excess Capital as calculated on a pro forma basis as set forth on an Excess Capital Certificate delivered to the Lender prior to the making of any such Restricted Payment.

(b)

Transfer any asset of a Loan Party to an Affiliate that is not a Loan Party.

Section 7.08 Limitation on Prepayments of Debt and Amendments of Debt Instruments.

(a)

Make or offer to make any optional or voluntary payment or prepayment on or redemption, defeasance or purchase of any (whether principal or interest) Subordinated Debt; or

(b)

Amend, modify, waive or otherwise change, or consent or agree to any amendment, modification, waiver or other change to any Subordinated Debt, other than any amendment, modification, waiver or other change which (i) would extend the maturity or reduce the amount of any payment of principal thereof or reduce the rate or extend any date for payment of interest thereon; and (ii) does not involve the payment of a consent fee.

Section 7.09 Limitation on Transactions With Affiliates. Enter into or be a party to any transaction including any purchase, sale, lease (other than the PDEX Lease) or exchange of property, the rendering of any service or the payment of any management, advisory or similar fees, with any Affiliate unless such transaction is:

(a)

Otherwise permitted by the terms of this Agreement; or

(b)

In the ordinary course of business of the Borrower or the relevant Subsidiary, as the case may be, and on fair and reasonable terms no less favorable to the Borrower or the relevant Subsidiary, as the case may be, than those that would have been obtained in a comparable transaction on an arm’s length basis from an unrelated Person.

Section 7.10 Fiscal Year. Change the end of the Borrower’s fiscal year to a date other than June 30.

Section 7.11 Limitation on Restrictive Agreements. Enter into or permit to exist or become effective any consensual encumbrance or restriction on the ability of any Subsidiary of the Borrower to:

(a)

Make Restricted Payments in respect of any Equity Interests of such Subsidiary held by, or pay any Debt owed to, the Borrower or any other Subsidiary of the Borrower;

(b)

Make loans or advances to, or Investments in, the Borrower or any other Subsidiary of the Borrower; and

(c)

Transfer any of its assets to the Borrower or any other Subsidiary of the Borrower, except for such encumbrances or restrictions (i) existing under the Loan Documents, and (ii) with respect to a Subsidiary imposed pursuant to an agreement that has been entered into in connection with the Disposition of all or substantially all of the Equity Interests or assets of such Subsidiary.

Section 7.12 Limitation on Amendments of Material Contracts. Amend, supplement or otherwise modify (pursuant to a waiver or otherwise):

(a)

Its articles of incorporation, certificate of designation, operating agreement, bylaws or other organizational document; or

(b)

The terms and conditions of any Material Contract;

in each case, in any respect materially adverse to the interests of the Lender, without the Lender’s prior written consent.

Section 7.13

Financial Covenants. Permit, as of any Measurement Date:

(a)

the Fixed Charge Coverage Ratio for the Measurement Period ending on such Measurement Date to be less than or equal to 1.35 to 1.00; or

(b)

the Senior Cash Flow Leverage Ratio to be greater than (i) 2.50 to 1.00 on the December 30, 2020 Measurement Date; or (ii) 2.25 to 1.00 on any subsequent Measurement Date.

ARTICLE VIII

Events of Default and Remedies

Section 8.01 Events of Default. Each of the following events or conditions shall constitute an “Event of Default” (whether it shall be voluntary or involuntary or come about or be effected by any Requirement of Law or otherwise):

(a)

(i) the Borrower fails to pay any principal of any Loan or any interest thereon when due and such failure remains unremedied for a period of five (5) days, whether at stated maturity, by acceleration, by notice of voluntary prepayment, by mandatory prepayment or otherwise; or (ii) any fee or other amount payable hereunder or under any other Loan Document when due and such failure remains unremedied for a period of five (5) days;

(b)

any representation, warranty, certification or other statement of fact made or deemed made by or on behalf of any Loan Party herein or in any other Loan Document or any amendment or modification hereof or thereof or waiver hereunder or thereunder or in any certificate, document, report, financial statement or other document furnished by or on behalf of any Loan Party under or in connection with this Agreement or any other Loan Document, proves to have been false or misleading in any material respect on or as of the date made or deemed made;

(c)

any Loan Party fails to perform or observe any covenant, term, condition or agreement contained in Section 6.03, Section 6.04(a), Section 6.09, Section 6.11, or Article VII;

(d)

any Loan Party fails to perform or observe any other covenant, term, condition or agreement contained in this Agreement or any other Loan Document (other than as provided in subsections (a) through (c) of this Section 8.01, and such failure continues unremedied for a period of thirty (30) days after written notice to the Borrower from the Lender; provided, however, that if said default cannot reasonably be cured within said thirty (30) day period, but Borrower commences the cure thereof within said thirty (30) day period and prosecutes said cure diligently, continuously and in good faith, said thirty (30) day period shall be extended by the period of time reasonably required to cure the same, not to exceed an additional sixty (60) days;

(e)

Any Loan Party:

(i)

fails to pay any principal or interest in respect of any Debt in excess of $500,000 (including any Guaranty Obligation, but excluding any Debt outstanding under this Agreement) when due and such failure continues after the applicable grace period, if any, specified in the agreement or instrument relating to such Debt;

(ii)

fails to perform or observe any other covenant, term, condition or agreement relating to any such Debt or contained in any instrument or agreement evidencing or relating thereto, or any other event occurs or condition exists, the effect of which failure or other event or condition is to cause, or to permit the holder or beneficiary of such Debt (or a trustee or agent on behalf of such holder or beneficiary) to cause, with the giving of notice, if required, such Debt to become due prior to its stated maturity (or, in the case of any such Debt constituting a Guaranty Obligation, to become payable); or any such Debt is declared to be due and payable, or required to be prepaid or redeemed (other than by a regularly scheduled required prepayment or redemption or as a mandatory prepayment), purchased or defeased, or an offer to prepay, redeem, purchase or defease such Debt shall be required to be made, in each case prior to the stated maturity thereof;

provided that, a default, event or condition described in clause (i) or (ii) of this subsection (e) shall not at any time constitute an Event of Default unless, at such time, one or more defaults, events or conditions of the type described in clauses (i) and (ii) of this subsection (e) has occurred and is continuing with respect to Debt the outstanding principal amount of which exceeds in the aggregate $500,000.

(f)

(i)

Any Loan Party: (x) commences any case, proceeding or other action under any existing or future Debtor Relief Law, seeking (A) to have an order for relief entered with respect to it, or (B) to adjudicate it as bankrupt or insolvent, or (C) reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (D) appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or (y) makes a general assignment for the benefit of its creditors;

(ii)

there is commenced against any Loan Party in a court of competent jurisdiction any case, proceeding or other action of a nature referred to in clause (i) above which (x) results in the entry of an order for relief or any such adjudication or appointment or (y) remains undismissed, undischarged, unstayed or unbonded for sixty (60) days;

(iii)

there is commenced against any Loan Party any case, proceeding or other action seeking issuance of a warrant of attachment, execution or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which has not been vacated, discharged, stayed or bonded pending appeal within

(30) days from the entry thereof;

(iv)

any Loan Party is generally not, or is unable to, or admits in writing its inability to, pay its debts as they become due; or

(v)

any Loan Party takes any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i), (ii) or (iii) above.

(vi)

(A) any Person shall engage in any “prohibited transaction” (as defined in §406 of ERISA or §4975 of the Code) involving any Plan; (B) any failure to satisfy the minimum funding standard (within the meaning of Sections §412 or §430 of the Code or §302 of ERISA) shall exist with respect to any Plan, or any Lien in favor of the PBGC or a Plan shall arise on the assets of the Borrower or any ERISA Affiliate; (C) a Reportable Event shall occur with respect to, or proceedings shall commence to have a trustee appointed, or a trustee shall be appointed, to administer or to terminate, any Single Employer Plan, which Reportable Event or commencement of proceedings or appointment of trustee is likely to result in the termination of such Plan for purposes of Title IV of ERISA; (D) any Single Employer Plan shall terminate for purposes of Title IV of ERISA; or (F) the Borrower or any ERISA Affiliate shall incur any liability in connection with a withdrawal from, or the Insolvency or Reorganization of, a Multiemployer Plan.

(g)

one or more final and non-appealable judgments or decrees is entered against any Loan Party by a court of competent jurisdiction involving, in the aggregate, a liability (not paid or fully covered by insurance from an insurer that is rated at least “A” by A.M. Best Company as to which the relevant insurance company has been notified and has not denied coverage) in an amount in excess of $500,000 and all such judgments or decrees have not been vacated, discharged, stayed or bonded pending appeal within sixty (60) days from the entry thereof;

(h)

the Security Agreement ceases for any reason to be valid, binding and in full force and effect or any Lien created by the Security Agreement ceases to be enforceable and of the same effect and priority purported to be created thereby, other than as expressly permitted hereunder or thereunder;

(i)

any provision of any Loan Document ceases for any reason to be valid, binding and in full force and effect, other than as expressly permitted hereunder or thereunder;

(ii)

any Loan Party contests in any manner the validity or enforceability of any provision of any Loan Document;

(iii)

any Loan Party denies that it has any or further liability or obligation under any provision of any Loan Document (other than as a result of repayment in full of the Obligations and termination of the Revolving Credit Commitment and the Term Loan Commitment) or purports to revoke, terminate or rescind any provision of any Loan Document;

(i)

any Change of Control occurs;

(j)

the Initial Material Contract is terminated for any reason; or

(k)

there occurs in, the reasonable judgment of the Lender, a Material Adverse

Effect.

Section 8.02 Remedies Upon Event of Default. If any Event of Default occurs and is continuing, then:

(a)

if such event is an Event of Default specified in Section 8.01(f) above with respect to the Borrower, the Commitments shall automatically and immediately terminate and the Loans (with accrued interest thereon) and all other amounts owing under this Agreement and the other Loan Documents shall immediately become due and payable;

(b)

if such event is an Event of Default (other than an Event of Default under Section 8.01(f)), any or all of the following actions may be taken:

(i)

the Lender may, by notice to the Borrower, declare the Commitments to be terminated forthwith, whereupon the Commitments shall immediately terminate;

(ii)

the Lender may, by notice to the Borrower, declare the Loans (with accrued interest thereon) and all other amounts owing under this Agreement and the other Loan Documents to be due and payable forthwith, whereupon the same shall immediately become due and payable; and

(iii)

the Lender may exercise all rights and remedies available to it under the Security Agreement, the Guaranty and each other Loan Document.

Section 8.03 Prepayment Obligations. The Borrower agrees that if the Obligations become immediately due and payable in full at a time when one or more Letters of Credit are outstanding, the Borrower shall thereupon automatically be obligated to pay the Lender, in addition to all other amounts owing under this Agreement, the aggregate face amount of all Letters of Credit then outstanding. The foregoing obligation to pay in advance for amounts which the Lender may later have to pay pursuant to the Letters of Credit is and shall at all times constitute a part of the “Obligations”. Amounts paid by the Borrower pursuant to this Section shall be made directly to an interest-bearing collateral account maintained at the Lender for application to the Borrower’s reimbursement obligations under Section 2.11(d) as payments are made on the Letters of Credit, with the balance, if any, to be applied to the other Obligations.

ARTICLE IX

Miscellaneous

Section 9.01

Notices.

(a)

Except in the case of notices and other communications expressly permitted to be given by telephone (or by e-mail as provided in paragraph (b) below), all notices and other communications provided for herein shall be made in writing and mailed by certified or registered mail, delivered by hand or overnight courier service, or sent by facsimile as follows:

(i)

If to the Borrower or any other Loan Party, to it at:

Pro-Dex, Inc.

2361 McGaw Avenue

Irvine, CA 92614

Attention: Alisha K. Charlton

with a copy to (which shall not constitute notice or service of process):

Rutan & Tucker

18575 Jamboree Road, Suite 900

Irvine, CA 92612 Attention: Garett Sleichter

(ii)

If to the Lender, to it at

Minnesota Bank & Trust

7701 France Avenue South, Suite 110

Edina, MN 55435

Attention:  Mr. Eric P. Gundersen, SVP

with a copy to (which shall not constitute notice or service of process):

Fabyanske, Westra, Hart & Thomson, P.A.

333 South Seventh Street, Suite 2600

Minneapolis, MN 55402

Attention:  Frederick H. Ladner, Esq.

Notices mailed by certified or registered mail or sent by hand or overnight courier service shall be deemed to have been given when received. Notices sent by facsimile during the recipient’s normal business hours shall be deemed to have been given when sent (and if sent after normal business hours shall be deemed to have been given at the opening of the recipient’s business on the next Business Day).

(b)

Notices and other communications to the Lender hereunder may be delivered or furnished by electronic communications (including e-mail and internet or intranet websites) pursuant to procedures approved by the Lender. The Lender or the Borrower (on behalf of the Loan Parties) may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that, approval of such procedures may be limited to particular notices or communications.

(c)

Unless the Lender specifies otherwise:

(i)

notices and other communications sent by e-mail shall be deemed received upon the sender’s receipt of an acknowledgment from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgment), and

(ii)

notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor;

provided that, if such notice, e-mail or other communication is not sent during the recipient’s normal business hours, such notice, e-mail or communication shall be deemed to have been sent at the recipient’s opening of business on the next Business Day.

(d)

Either party hereto may change its address or facsimile number for notices and other communications hereunder by notice to the other party.

Section 9.02

Amendments and Waivers.

(a)

No failure to exercise and no delay in exercising, on the part of the Lender, any right, remedy, power or privilege hereunder or under the other Loan Documents shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law. No waiver of any provision of any Loan Document or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall comply with paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan shall not be construed as a waiver of any Default, regardless of whether the Lender may have had notice or knowledge of such Default at the time.

(b)

Neither this Agreement nor any other Loan Document nor any provision hereof or thereof may be waived, amended or modified except (i) in the case of this Agreement, pursuant to an agreement or agreements in writing entered into by the Borrower and the Lender, or (ii) in the case of any other Loan Document, pursuant to an agreement or agreements in writing entered into by the Lender and the Loan Party or Loan Parties that are parties thereto.

Section 9.03

Expenses; Indemnity; Damage Waiver.

(a)

The Borrower agrees to pay:

(i)

all reasonable out-of-pocket expenses incurred by the Lender and its Affiliates, including the reasonable fees, charges and disbursements of counsel for the Lender, in connection with the preparation, negotiation, execution, delivery and administration of the Loan Documents and any amendments, waivers or other modifications of the provisions of any Loan Document (whether or not the transactions contemplated by the Loan Documents are consummated) and;

(ii)

all out-of-pocket expenses incurred by the Lender, including the fees, charges and disbursements of any counsel for the Lender, in connection with the enforcement or protection of its rights (i) in connection with the Loan Documents, including its rights under this Section 9.03, or (ii) in connection with the Loans issued under this Agreement, including all such out-of-pocket expenses incurred in connection with any restructuring, workout or negotiations in respect of the Loan Documents or such Loans.

(b)

The Borrower agrees to indemnify and hold harmless the Lender and each of its Related Parties (each, an “Indemnified Party”) from and against, any and all claims, damages, losses, liabilities and related expenses (including the reasonable fees, charges and expenses of any counsel for any Indemnified Party, incurred by any Indemnified Party or asserted against any Indemnified Party by any Person (including the Borrower or any other Loan Party) other than such Indemnified Party and its Related Parties arising out of, in connection with, or by reason of:

(i)

the execution or delivery of any Loan Document or any agreement or instrument contemplated in any Loan Document, the performance by the parties thereto of their respective obligations under any Loan Document or the consummation of the transactions contemplated by the Loan Documents;

(ii)

any Loan or the actual or proposed use of the proceeds therefrom;

(iii)

any actual or alleged presence or release of Hazardous Materials on or from any property currently or formerly owned or operated by the Borrower or any of its Subsidiaries, or any Environmental Liability related to the Borrower or any of its Subsidiaries in any way; or

(iv)

any actual or prospective claim, investigation, litigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party or by the Borrower or any other Loan Party, and regardless of whether any Indemnified Party is a party thereto; provided that, such indemnity shall not be available to any Indemnified Party to the extent that such claims, damages, losses, liabilities or related expenses (A) are determined by a court of competent jurisdiction by final and non-appealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnified Party or (B) result from a claim brought by the Borrower or any other Loan Party against any Indemnified Party for breach in bad faith of such Indemnified Party’s obligations under any Loan Document, if a court of competent jurisdiction has rendered a final and non-appealable judgment in favor of the Borrower or such Loan Party on such claim. This Section 9.03 shall only apply to Taxes that represent losses, claims, damages or similar charges arising from a non-Tax claim.

(c)

The Borrower agrees, to the fullest extent permitted by applicable law, not to assert, and hereby waives, any claim against any Indemnified Party, on any theory of liability, for special, indirect, consequential or punitive damages (including, without limitation, any loss of profits or anticipated savings), as opposed to actual or direct damages, resulting from this Agreement or any other Loan Document or arising out of such Indemnified Party’s activities in connection herewith or therewith (whether before or after the Closing Date).

(d)

All amounts due under Section 9.03 shall be payable promptly after demand is made for payment by the Lender.

(e)

The Borrower agrees that neither it nor any of its Subsidiaries will settle, compromise or consent to the entry of any judgment in any pending or threatened claim, action or proceeding in respect of which indemnification or contribution could be sought under Section 9.03 (whether or not any Indemnified Party is an actual or potential party to such claim, action or proceeding) without the prior written consent of the applicable Indemnified Party, unless such settlement, compromise or consent includes an unconditional release of such Indemnified Party from all liability arising out of such claim, action or proceeding.

Section 9.04

Successors and Assigns.

(a)

The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Lender (and any attempted assignment or transfer by the Borrower without such consent shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby and, to the extent expressly contemplated hereby, the Related Parties of the Lender) any legal or equitable right, remedy or claim under or by reason of this Agreement.

(b)

The Lender may, at any time, without the consent of the Borrower, assign to one or more Eligible Assignees (as defined below) all or a portion of its rights and obligations under this Agreement (including all or a portion of the Commitments and the Loans at the time owing to it); provided, however, that Lender shall not, without Borrower’s prior written consent (which consent shall not be unreasonably withheld or delayed), make any such assignment to a Person described in clauses (ii) or (iii) of the definition of “Eligible Assignee” at any time when there is no outstanding Default or Event of Default. For purposes of this Agreement, “Eligible Assignee” means any Person other than a natural Person that is (i) an Affiliate of the Lender (which term shall, in any event, include Heartland and Subsidiaries of Heartland), (ii) a commercial bank, insurance company, investment or mutual fund or other Person that is an “accredited investor” (as defined in Regulation D under the Securities Act) or (iii) a corporate entity that possesses financial sophistication and standing similar to that of the Lender. Subject to notification of an assignment, the assignee shall be a party hereto and, to the extent of the interest assigned, have the rights and obligations of the Lender under this Agreement, and the Lender shall, to the extent of the interest assigned, be released from its obligations under this Agreement (and, in the case of an assignment covering all of the Lender’s rights and obligations under this Agreement, the Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Section 3.01, Section 3.02 and Section 9.03. The Borrower hereby agrees to execute any amendment and/or any other document that may be necessary to effectuate such an assignment, including an amendment to this Agreement to provide for multiple lenders and an administrative agent to act on behalf of such lenders. Any assignment or transfer by the Lender of rights or obligations under this Agreement that does not comply with this paragraph shall be treated for purposes of this Agreement as a sale by the Lender of a participation in such rights and obligations in accordance with paragraph (c) of this Section.

(c)

The Lender may, at any time, without the consent of the Borrower, sell participations to one or more banks or other entities (each, a “Participant”) in all or a portion of the Lender’s rights and obligations under this Agreement (including all or a portion of the Commitments and the Loans owing to it).

Section 9.05 Survival. All covenants, agreements, representations and warranties made by the Loan Parties in the Loan Documents and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of the Loan Documents and the making of any Loans, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Lender may have notice or knowledge of any Event of Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of, or any accrued interest on, any Loan or any fee or any other amount payable under this Agreement is outstanding and unpaid and so long as the Revolving Credit Commitment has not expired or terminated. The provisions of Section 3.01, Section 3.02 and Article IX shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of the Commitments or the termination of this Agreement or any provision hereof.

Section 9.06

Counterparts; Integration; Effectiveness.

(a)

This Agreement and any amendments, waivers, consents or supplements hereto may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement, the other Loan Documents and any separate letter agreements with respect to fees payable to the Lender constitute the entire contract among the parties with respect to the subject matter hereof and supersede all previous agreements and understandings, oral or written, with respect to the subject matter hereof. Except as provided in Section 4.01, this Agreement shall become effective when it shall have been executed by the Lender and when the Lender shall have received a counterpart hereof executed by the Borrower. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or in electronic (“pdf” or “tif”) format shall be as effective as delivery of a manually executed counterpart of this Agreement. This Agreement and each other Loan Document has been reviewed by all parties hereto and incorporate the requirements of such parties. Each party waives the rule of construction that any ambiguities are to be resolved against the party drafting the same and agrees such rules will not be employed in the interpretation of this Agreement or any other Loan Document.

(b)

The words “execution,” “signed,” “signature,” and words of similar import in any Loan Document shall be deemed to include electronic or digital signatures or the keeping of records in electronic form, each of which shall be of the same effect, validity and enforceability as manually executed signatures or a paper-based recordkeeping system, as the case may be, to the extent and as provided for under applicable law, including the Electronic Signatures in Global and National Commerce Act of 2000 (15 USC § 7001 et seq.), the Electronic Signatures and Records Act of 1999 (NY State Technology Law §§ 301-309), or any other similar state laws based on the Uniform Electronic Transactions Act.

Section 9.07 Severability. If any term or provision of any Loan Document is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision thereof or invalidate or render unenforceable such term or provision in any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal or unenforceable, the parties hereto shall negotiate in good faith to modify the applicable Loan Document so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions  contemplated  hereby be  consummated as  originally contemplated to  the greatest extent possible.

Section 9.08 Right of Setoff. If an Event of Default shall have occurred and be continuing, the Lender and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, and without prior notice to the Borrower, any such notice being expressly waived by the Borrower, to set off and appropriate and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by the Lender or Affiliate to or for the credit or the account of the Borrower or any Loan Party against any and all of the obligations of the Borrower or such Loan Party now or hereafter existing under the Loan Documents to the Lender or its Affiliates, whether direct or indirect, absolute or contingent, matured or unmatured, and irrespective of whether or not the Lender or any Affiliate shall have made any demand under the Loan Documents and although such obligations of such Loan Party are owed to a branch, office or Affiliate of the Lender different from the branch, office or Affiliate holding such deposit or obligated on such indebtedness. The Lender agrees to notify the Borrower promptly after any such set off and appropriation and application; provided that the failure to give such notice shall not affect the validity of such set off and appropriation and application.

Section 9.09

Governing Law; Jurisdiction; Consent to Service of Process.

(a)

THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT (EXCEPT, AS TO ANY OTHER LOAN DOCUMENT, AS EXPRESSLY SET FORTH THEREIN) AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF MINNESOTA, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF.

(b)

AT THE OPTION OF THE LENDER, THIS AGREEMENT, THE NOTES AND THE OTHER LOAN DOCUMENTS TO WHICH THE BORROWER IS A PARTY MAY BE ENFORCED IN ANY FEDERAL COURT OR MINNESOTA STATE COURT SITTING IN MINNEAPOLIS OR ST. PAUL, MINNESOTA; AND THE BORROWER CONSENTS TO THE JURISDICTION AND VENUE OF ANY SUCH COURT AND WAIVES ANY ARGUMENT THAT VENUE IN SUCH FORUMS IS NOT CONVENIENT. IN THE EVENT THE BORROWER COMMENCES ANY ACTION IN ANOTHER JURISDICTION OR VENUE UNDER ANY TORT OR CONTRACT THEORY ARISING DIRECTLY OR INDIRECTLY FROM THE RELATIONSHIP CREATED BY THIS AGREEMENT, THE LENDER AT ITS OPTION SHALL BE ENTITLED TO HAVE THE CASE TRANSFERRED TO ONE OF THE

JURISDICTIONS AND VENUES ABOVE DESCRIBED, OR IF SUCH TRANSFER CANNOT BE ACCOMPLISHED UNDER APPLICABLE LAW, TO HAVE SUCH CASE DISMISSED WITHOUT PREJUDICE.

(c)

Each Loan Party irrevocably and unconditionally waives, to the fullest extent permitted by applicable law, any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Agreement or any other Loan Document in any such court referred to in subsection (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(d)

Each Loan Party irrevocably consents to the service of process in the manner provided for notices in Section 9.01 and agrees that nothing herein will affect the right of any party hereto to serve process in any other manner permitted by applicable law.

Section 9.10 Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY. EACH PARTY HERETO (A) CERTIFIES THAT NO AGENT, ATTORNEY, REPRESENTATIVE OR ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT SEEK TO ENFORCE THE FOREGOING WAIVER IN THE EVENT OF LITIGATION, AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

Section 9.11 Headings. The headings in this Agreement are for reference only and shall not affect the interpretation of this Agreement.

Section 9.12

Confidentiality.

(a)

The Lender agrees to maintain the confidentiality of all non-public information received from the Borrower or any other Loan Party relating to the Borrower or its Subsidiaries or their respective businesses (the “Information”), except that Information may be disclosed:

(i)

to its Affiliates and its Related Parties in connection with the administration of this Agreement and the preservation, exercise or enforcement of the rights of the Lender under this Agreement, or to manage its and its Affiliates’ banking relationships with the Borrower and its Subsidiaries (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential);

(ii)

to the extent required or requested by any regulatory authority purporting to have jurisdiction over such Person or its Related Parties (including any self- regulatory authority);

(iii)

to the extent required by any Requirement of Law or regulations or by any subpoena, court order or similar legal process;

(iv)

in connection with the exercise of any remedies hereunder or under any other Loan Document or any suit, action or proceeding relating to this Agreement or any other Loan Document or the enforcement of its rights hereunder or thereunder;

(v)

to (x) any actual or potential assignee, transferee or participant in connection with the assignment or transfer by the Lender of any Loans or any participations therein or (y) any actual or prospective party (or its Related Parties) to any swap, derivative or other transaction under which payments are to be made by reference to the Borrower or any other Loan Party or any Subsidiary or any of their respective obligations, this Agreement or payments hereunder;

(vi)

with the consent of the Borrower; or

(vii)

to the extent such Information (x) becomes publicly available other than as a result of a breach of this Section or (y) is available to the Lender on a non- confidential basis prior to disclosure by the Borrower or any of its Subsidiaries, or (z) becomes available to the Lender or any of its Affiliates on a non-confidential basis from a source other than the Borrower or any other Loan Party.

(b)

Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

Section 9.13 Effect on Existing Loan Agreement; Document Construction, etc. The execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any of the Lender’s rights, powers or remedies under the Existing Credit Agreement or any other Loan Document, nor constitute a waiver of any provision of the Existing Credit Agreement or any such Loan Document other than as set forth herein. This Agreement amends and restates the Existing Credit Agreement in its entirety and supersedes all prior agreements and understandings relating to the subject matter hereof. Upon the effective date of this Agreement each reference in any Loan Document to:

(a)

the “Credit Agreement”, “Loan Agreement”, “therein”, “thereof”, “thereby”, or words of like import referring to the Existing Loan Agreement shall mean and be a reference to the Existing Loan Agreement as amended and restated by this Agreement;

(b)

the “Revolving Note”, “thereunder”, “thereof”, “therein” or words of like import shall mean and be a reference to the Revolving Credit Note executed and delivered by the Borrower pursuant to this Agreement; and

(c)

the “Term Note A”, “thereunder”, “thereof”, “therein” or words of like import shall mean and be a reference to the Term Note A executed and delivered by the Borrower pursuant to this Agreement; and

This Agreement supersedes all prior agreements and understandings relating to the subject matter hereof. This Agreement, the Notes and each other Loan Document has been reviewed by all parties hereto and incorporate the requirements of such parties. Each party waives the rule of construction that any ambiguities are to be resolved against the party drafting the same and agrees such rules will not be employed in the interpretation of this Agreement, the Notes or any other Loan Document.

Borrower, by its execution of this Agreement, acknowledges and agrees that, pursuant to the Security Agreement, it continues to grant to Lender a first priority Lien in all of such Borrower’s assets as collateral for the Obligations.

Section 9.14 USA PATRIOT Act. The Lender hereby notifies each Loan Party that pursuant to the requirements of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (Title III of Pub. L. 107-56, signed into law October 26, 2001) (the “PATRIOT Act”), it is required to obtain, verify, and record information that identifies each Loan Party, which information includes the name and address of each Loan Party and other information that will allow the Lender to identify such Loan Party in accordance with the PATRIOT Act, and the Borrower agrees to provide, or cause the other Loan Parties to provide, such information from time to time to the Lender.

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[Credit Agreement Signature Page]

[Credit Agreement  Signature Page]